UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. ___)

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

NIOCORP DEVELOPMENTS LTD.
(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING

AND

MANAGEMENT INFORMATION

AND PROXY CIRCULAR

for the

Annual General Meeting

to be held on

November 9, 2017

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are first being mailed to shareholders of the Company on or about October 10, 2017.

NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2017 annual general meeting (the “Meeting”) of the shareholders of NioCorp Developments Ltd. (the “Company”) will be held on Thursday, November 9, 2017, at 10:00 a.m. at the Hyatt Regency at Denver Tech Center, 7800 East Tufts Avenue, Denver, Colorado 80237 for the following purposes:

1.	to set the number of directors for the ensuing year at six:

2.	to elect six directors to hold office until the next annual general meeting;

3.	to consider and, if deemed fit, to approve, with or without variation, an ordinary resolution approving the long-term incentive plan as set out in Schedule “A” to the accompanying Information Circular, as more particularly described therein;

4.	to appoint BDO USA, LLP as auditor to hold office until the next annual general meeting and at a remuneration to be fixed by the Company’s Board of Directors through the Audit Committee; and

5.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Being made available along with this Notice of Meeting are (i) the Information Circular; (ii) a form of proxy and notes thereto; and (iii) the Company’s annual report to shareholders.

The Company’s Board of Directors has fixed September 29, 2017, as the record date for the Meeting.

If you are a registered shareholder of the Company and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, FACSIMILE (within North America) 1-866-249-7775 (outside North America) (416) 263-9524 before 10:00 a.m., Denver time, on November 7, 2017, or no later than 48 hours before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Information Circular, the form of proxy and notes thereto for the Meeting, are first being made available to shareholders of the Company on or about October 10, 2017.

DATED at Centennial, Colorado, this 29th day of September, 2017.

BY ORDER OF THE BOARD OF DIRECTORS /S/ MARK A. SMITH MARK A. SMITH Chief Executive Officer

NIOCORP DEVELOPMENTS LTD.

7000 South Yosemite Street, Suite 115

Centennial, CO 80112

INFORMATION AND PROXY CIRCULAR

as of September 29, 2017 (unless otherwise noted)

MANAGEMENT SOLICITATION OF PROXIES

This Information and Proxy Circular (“Information Circular”) is furnished to you in connection with the solicitation of proxies by management and the Board of Directors (the “Board”) of NioCorp Developments Ltd. (“we,” “us,” or the “Company”) for use at the Annual General Meeting (the “Meeting”) of shareholders of the Company to be held on Thursday, November 9, 2017, at 10:00 a.m. at the Hyatt Regency at Denver Tech Center, 7800 East Tufts Avenue, Denver, Colorado 80237 and at any adjournment of the Meeting for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy will be first made available to shareholders on or about October 10, 2017. Unless otherwise stated, the information contained in this Information Circular is given as at September 29, 2017.

The principal executive office of the Company is located at 7000 South Yosemite Street, Suite 115, Centennial, Colorado 80112. The registered and records office of the Company is located at 595 Burrard Street, Suite 2600, Vancouver, British Columbia V7X 1L3 (ATTN: Blake, Cassels & Graydon LLP).

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out in the section below under the heading “Information about Proxies.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2017

The Notice of Annual General Meeting of Shareholders, this Information Circular, the Company’s Annual Report to Shareholders and the Form of Proxy can be accessed online at www.niocorp.com. Other Information contained on our website is not incorporated by reference into this Information Circular and should not be considered a part of this Information Circular or any other filing that we make with the U.S. Securities and Exchange Commission.

INFORMATION ABOUT PROXIES

Solicitation of Proxies

The Company will conduct its solicitation by mail and our officers, directors and employees may, without receiving special compensation, contact shareholders by telephone, electronic means or other personal contact. We will not specifically engage employees or soliciting agents to solicit proxies. We do not reimburse shareholders, nominees or agents (including brokers holding shares on behalf of clients) for their costs of obtaining authorization from their principals to sign forms of proxy. We will pay the expenses of this solicitation. While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Company.

Appointment of Proxyholder and Return of Proxy

The persons named in the enclosed form of proxy for the Meeting are officers of the Company and nominees of management and the Board. A shareholder has the right to appoint some other person, who need not be a shareholder, to represent such shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy, which form of proxy is set out in Schedule C. If a shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “AGAINST” from voting on a matter or matters, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the common shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted “FOR” the resolution.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by the authorized representative or a duly authorized person on behalf of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Company or its agent. In order for a proxy to be valid, a registered shareholder must:

(a)	sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)	return the properly executed and completed form of proxy:

(i)	by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc. to be received by 10:00 a.m., Denver time, on November 7, 2017, or no later than 48 hours before any adjournment or postponement of the Meeting, or

(ii)	by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 10:00 a.m., Denver time, on November 7, 2017, or no later than 48 hours before any adjournment or postponement of the Meeting, or

(iii)	by depositing it with the chair of the Meeting prior to commencement of the Meeting.

Revocation of Proxy

If you are a registered shareholder who has returned a proxy, you may revoke your proxy at any time before it is exercised. In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)	signing a proxy bearing a later date; or

(b)	signing a written notice of revocation in the same manner as the form of proxy is required to be signed as set out in the notes to the proxy.

The later proxy or the notice of revocation must be delivered to the office of the Company’s registrar and transfer agent or to the Company’s head office at any time up to and including the last business day before the scheduled time of the Meeting or any adjournment, or to the Chairman of the Meeting on the day of the Meeting or any adjournment.

If you are a non-registered shareholder who wishes to revoke a voting instruction form (“VIF”) or to revoke a waiver of your right to receive Meeting Materials and to give voting instructions, you must give written instructions to your Nominee at least seven days before the Meeting.

Voting of Proxies and Exercise of Discretion by Proxyholders

The persons named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions, provided your instructions are clear. If you have specified a choice on any matter to be acted on at the Meeting, your shares will be voted or withheld from voting accordingly. If you do not specify a choice or where you specify both choices for any matter to be acted on, your shares will be voted “FOR” such matters.

The enclosed form of proxy gives the persons named as proxy holders discretionary authority regarding amendments or variations to matters identified in the Notice of Meeting and any other matter that may properly come before the Meeting. As of the date of this Information Circular, our management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any amendment, variation or other matter properly comes before the Meeting, the persons named in the form of proxy intend to vote on such other business in accordance with their judgement.

You may indicate the manner in which the persons named in the enclosed proxy are to vote on any matter by marking an “X” in the appropriate space. If you wish to give the persons named in the proxy discretionary authority on any matter described in the proxy, then you should leave the space blank. In that case, the proxy holders nominated by management will vote the shares represented by your proxy in accordance with their judgment.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their common shares in their own name.

Persons who hold common shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered shareholders whose names appear on the share register of the Company may be recognized and acted upon at the Meeting. If common shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Company. Such common shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.,” the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.,” the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their common shares voted in accordance with those instructions.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBOs.” Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Company are referred to as “OBOs.” In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators and Rule 14a-13 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has elected to mail the Notice of Meeting, this Information Circular, the Annual Report to Shareholders and the form of proxy (collectively, the “Meeting Materials”) directly to NOBOs and to intermediaries for onward distribution to OBOs. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each OBO, unless the Beneficial Shareholder has waived the right to receive them. Management of the Company does not intend to pay for intermediaries to forward the proxy-related materials and Form 54-101F7 – Request for Voting Instructions Made by Intermediary to OBOs, and an OBO will not receive the materials unless the OBO’s intermediary assumes the cost of delivery.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)	be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)	more typically, be given a VIF which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the common shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting common shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf and indirectly vote their common shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their common shares as a proxyholder.

Securities Entitled to Vote

The Company is authorized to issue an unlimited number of common shares, without par value, of which 204,518,956 common shares are issued and outstanding as of September 29, 2017. There is only one class of shares.

The Board of Directors has fixed September 29, 2017 as the record date for the purpose of determining the shareholders entitled to receive notice of and vote at the Meeting. Persons who are registered shareholders at the close of business on September 29, 2017 will be entitled to receive notice of, attend, and vote at the Meeting. By ballot, every shareholder and proxy holder will have one vote for each share. Other than with respect to the election of directors, in order to approve a motion proposed at the Meeting, a majority of at least 50% plus one vote of the votes cast will be required to pass an ordinary resolution, and a majority of at least 2/3 of the votes cast will be required to pass a special resolution.

Broker Non-Votes, Abstentions and Quorum

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the New York Stock Exchange (“NYSE”), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote.” Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Under the Articles of the Company, a quorum for the transaction of business at the Meeting is one or more persons present and being, or representing by proxy, two or more shareholders entitled to attend and vote at the meeting.

Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting.

PRINCIPAL SHAREHOLDERS

Ownership by Management

Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common shares in the capital of the Company (“Common Shares”) that may be acquired by an individual or group within 60 days of September 29, 2017, pursuant to the exercise of options to purchase Common Shares (“Options”) or Common Shares purchase warrants (“Warrants”), are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 204,518,956 Common Shares outstanding as of September 29, 2017.

Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all Common Shares shown to be beneficially owned by them, based on information provided to us by such shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o NioCorp Developments Ltd., 7000 South Yosemite Street, Suite 115, Centennial, CO 80112.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)		Percent of Common Shares
Mark A. Smith, PE, Esq Highlands Ranch, Colorado, USA	President, Chief Executive Officer and Chairman	20,260,445	(2)	9.83%
Neal Shah Superior, Colorado, USA	Chief Financial Officer	804,500	(3)	0.39%
Scott Honan Centennial, Colorado, USA	Vice President, Business Development	1,030,000	(4)	0.50%
John Ashburn, Jr. Littleton, Colorado, USA	Vice-President, General Counsel and Corporate Secretary	1,924,452	(5)	0.94%
Jim Sims Golden Colorado, USA	Vice-President, External Affairs	708,419	(6)	0.35%
Joseph A. Carrabba Key Largo, Florida, USA	Lead Director	1,175,000	(7)	0.57%
Michael Morris San Luis Obispo, California, USA	Director	530,250	(8)	0.26%
David C. Beling Grand Junction, Colorado, USA	Director	850,000	(9)	0.41%
Anna Castner Wightman Omaha, Nebraska, USA	Director	527,000	(10)	0.26%
Nilsa Guerrero-Mahon Brighton, Colorado, USA	Director	—		—
All current directors, executive officers and named executive officers as a group (10 persons)		27,810,066		13.11%

Notes to Security Ownership of Management table shown above:

(1)	Calculated in accordance with Rule 13d-3 of the Exchange Act.

(2)	As of September 29, 2017, Mr. Smith beneficially owns 18,770,445 Common Shares. He beneficially owns 115,000 exercisable warrants. Each warrant entitles Mr. Smith to acquire one Common Share at a price of C$0.75 until January 2019. In addition, he beneficially owns 1,375,000 vested stock options comprised of the following: On December 22, 2014, Mr. Smith was granted 300,000 options to purchase Common Shares for a period of three years at a price of C$0.80. On January 21, 2016, Mr. Smith was granted 750,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Smith was granted 650,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(3)	As of September 29, 2017, Mr. Shah beneficially owns 54,500 Common Shares. In addition, he beneficially owns 750,000 vested stock options comprised of the following: On December 22, 2014, Mr. Shah was granted 200,000 options to purchase Common Shares for a period of three years at a price of C$0.80. On January 21, 2016, Mr. Shah was granted 350,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Shah was granted 400,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(4)	As of September 29, 2017, Mr. Honan beneficially owns 130,000 Common Shares. In addition, he beneficially owns 900,000 vested stock options comprised of the following: On December 22, 2014, Mr. Honan was granted 200,000 options to purchase Common Shares for a period of three years at a price of C$0.80. On January 21, 2016, Mr. Honan was granted 500,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Honan was granted 400,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(5)	As of September 29, 2017, Mr. Ashburn beneficially owns 762,226 Common Shares. He shares both voting and investment power with respect to all such Common Shares with his wife. He beneficially owns 112,226 exercisable warrants. Each warrant entitles Mr. Ashburn to acquire one Common Share at a price of C$0.85 until February 2020. In addition, he beneficially owns 1,050,000 vested stock options comprised of the following: On December 22, 2014, Mr. Ashburn was granted 500,000 options to purchase Common Shares for a period of three years at a price of C$0.80. On January 21, 2016, Mr. Ashburn was granted 350,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Ashburn was granted 400,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(6)	As of September 29, 2017, Mr. Sims beneficially owns 8,419 Common Shares. In addition, he beneficially owns 700,000 vested stock options comprised of the following: On January 21, 2016, Mr. Sims was granted 500,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Sims was granted 400,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(7)	As of September 29, 2017, Mr. Carrabba beneficially owns 100,000 Common Shares. In addition, he beneficially owns 1,075,000 vested stock options comprised of the following: On December 22, 2014, Mr. Carrabba was granted 500,000 options to purchase Common Shares for a period of three years at a price of C$0.80. On January 21, 2016, Mr. Carrabba was granted 400,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Carrabba was granted 350,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(8)	As of September 29, 2017, Mr. Morris beneficially owns 55,250 Common Shares. He shares both voting and investment power with respect to all such Common Shares with his wife. In addition, he beneficially owns 475,000 vested stock options comprised of the following: On January 21, 2016, Mr. Morris was granted 300,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Morris was granted 350,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(9)	As of September 29, 2017, Mr. Beling beneficially owns 350,000 Common Shares held in the name of The Beling Family Trust. He shares both voting and investment power with respect to all such Common Shares with his wife as the only trustees of The Beling Family Trust. In addition, he beneficially owns 500,000 vested stock options comprised of the following: On December 22, 2014, Mr. Beling was granted 50,000 options to purchase Common Shares for a period of three years at a price of C0.80. On January 21, 2016, Mr. Beling was granted 300,000 options to purchase Common Shares for a period of five years at a price of C$0.62 and vest over a period of 18 months with 100% having vested at this time. On March 6, 2017, Mr. Beling was granted 300,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

(10)	As of September 29, 2017, Ms. Wightman beneficially owns 2,000 Common Shares. She shares both voting and investment power with respect to all such Common Shares with her husband. In addition, she beneficially owns 525,000 vested stock options comprised of the following: On July 21, 2016, Ms. Wightman was granted 500,000 options to purchase Common Shares for a period of five years at a price of C$0.94 which vest over a period of 18 months with 75% having vested at this time. On March 6, 2017, Ms. Wightman was granted 300,000 options to purchase Common Shares for a period of five years at a price of C$0.76 which vest over a period of 18 months with 50% having vested at this time.

Security Ownership of Certain Beneficial Owners

As of September 29, 2017, the Company is not aware of any persons that beneficially own more than 5% of its outstanding Common Shares who does not serve as an executive officer or director of the Company.

Employee/Director Hedging Is Not Permitted

The Company’s insider trading policy prohibits hedging in the Company’s securities by employees, officers and directors of the Company or their designees.

Change in Control Arrangements

As of September 29, 2017, there are no arrangements known to us that would result in a change in control of the Company. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

PARTICULARS OF MATTERS TO BE ACTED UPON

I -	ELECTION OF DIRECTORS

Directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until that person sooner ceases to be a director. The shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at six for the next year, subject to any increases permitted by the Company’s Articles. The number of directors will be approved if the affirmative vote of at least a majority of Common Shares present or represented by proxy at the Meeting and entitled to vote thereat are voted in favour of setting the number of directors at six. Management recommends a vote “for” in respect of the resolution to set the number of directors of the Company at six.

Unless you provide other instructions, the enclosed proxy will be voted for the nominees listed below. Management does not expect that any of the nominees will be unable to serve as a director. If before the Meeting any vacancies occur in the slate of nominees listed below, the person named in the proxy will exercise his or her discretionary authority to vote the shares represented by the proxy for the election of any other person or persons as directors.

The following are the Company’s six current directors. Management and the Board has nominated each of the persons named in the table below for election as director. The information concerning current directors and proposed nominees has been furnished by each of them:

Name	Age	Position	Date of Appointment
Mark A. Smith	58	CEO, President, Executive Chairman and Director	CEO and Director: September 23, 2013 President and Executive Chairman: May 31, 2015
Joseph A. Carrabba	65	Lead Director	December 15, 2014
Michael Morris	71	Director	July 27, 2014
David C. Beling	76	Director	June 6, 2011
Anna Castner Wightman	50	Director	February 23, 2016
Nilsa Guerrero-Mahon	56	Director	September 28, 2017

The following sets forth a brief description of the business experience of each director of the Company:

Current Directors

Mark Smith – Executive Chairman, Director, President and Chief Executive Officer

Mr. Smith has 36 years of experience in operating, developing, and financing mining and strategic materials projects in the Americas and abroad. In September 2013, he was appointed CEO and a Director of NioCorp. Since April 2015, Mr. Smith has also served as the President, Chief Executive Officer, and Director for Largo Resources Ltd., a mineral company with an operating property in Brazil and projects in Brazil & Canada. Mr. Smith has also served on the Board of Directors of IBC Advanced Alloys Corp. (“IBC”) since May 2016. From October 2008 through December 2012, Mr. Smith served as President, Chief Executive Officer and Director of Molycorp, Inc. (“Molycorp”), where he was instrumentally involved in taking it from a private company to a publicly traded company with a producing mine. From November 2011 through May 2015, he served on the Board of Directors at Avanti Mining (TSX-V: AVT; Avanti Mining changed its name to AlloyCorp in early 2015). From December 2012 through September 2013, he served as the Managing Director of KMSmith LLC where he served as a consultant.

Prior to Molycorp, Mr. Smith held numerous engineering, environmental, and legal positions within Unocal Corporation (“Unocal”) and later served as the President and Chief Executive Officer of Chevron Mining Inc. (“Chevron Mining”). Mr. Smith also served for over seven years as the shareholder representative of CBMM, a private company that currently produces approximately 85% of the world supply of niobium. During his tenure with Chevron Mining, Mr. Smith was responsible for Chevron Mining’s three coal mines, one molybdenum mine, a petroleum coke calcining operation and Molycorp’s Mountain Pass mine. At Unocal, he served as the Vice-President from June 2000 to April 2006, and managed the real estate, remediation, mining and carbon divisions. Mr. Smith is a Registered Professional Engineer and serves as an active member of the State Bars of California and Colorado. He received his Bachelor of Science degree in Agricultural Engineering from Colorado State University in 1981 and his Juris Doctor, cum laude, from Western State University, College of Law, in 1990.

Mr. Smith’s extensive leadership, management, strategic planning, and strategic materials industry expertise through his various leadership and directorship roles in public companies large and small makes him well-qualified to serve as a member of the board of directors of NioCorp.

Joseph Carrabba – Lead Director

Mr. Carrabba served as the Chairman, President and Chief Executive Officer of Cliffs Natural Resources Inc., a publicly-held international mining and natural resources company, from September 2007 until his retirement in November 2013. From 2013 until the present day, he has served as CEO of Irati Energy, a private mining company in Brazil, and as a corporate director and consultant. Prior to joining Cliffs Natural Resources Inc., Mr. Carrabba gained broad experience in the mining industry throughout Canada, the United States, Asia, Australia and Europe. He was the former General Manager of Weipa Bauxite Operation of Comalco Aluminum and served in a variety of leadership capacities at Rio Tinto, a global mining company, including as President and Chief Operating Officer of Rio Tinto’s Diavik Diamond Mines, Inc. Mr. Carrabba is also a director of Newmont Mining Corporation, TimkenSteel Corporation, and the Aecon Group. In addition, he was a director of KeyCorp from November 2009 until May 2017. He holds a bachelor’s degree in geology from Capital University and his MBA from Frostburg State University in Maryland.

Mr. Carrabba’s qualification to serve on our Board is based upon his many years of leadership and executive experience in large publicly traded companies in the mining and materials processing industries.

Michael Morris – Director

Mr. Morris was formerly the Chairman of the Board of Heritage Oaks Bankcorp. When Heritage Oaks Bank merged with Pacific Premier Bancorp on April 1, 2017, Mr. Morris became a member of the Pacific Premier Bancorp Board of Directors. He joined Heritage Oaks’ Board in January 2001 and assumed the Board chairmanship in 2007. In addition, Mr. Morris has worked since 1972 at Andre, Morris & Buttery, a professional law corporation, where he now serves as Senior Principal and Chairman of the Board. From 2000 to late 2006, Mr. Morris served on the board of Molycorp, a rare earths producer, which at the time was a wholly owned subsidiary of Unocal and then Chevron Mining Inc. a wholly-owned subsidiary of Chevron Corporation. Mr. Morris was the only independent director of Molycorp at that time. Mr. Morris is a graduate of Georgetown University and received his law degree from the University of San Francisco School of Law. He has practiced business and environmental law for over 40 years. Mr. Morris served as a member of the Board of Governors and Vice President of the State Bar of California. He served as a 1st Lieutenant in the U.S. Army from 1970 to 1972.

Mr. Morris’ qualification to serve on our Board is based on his years of senior executive leadership with publicly traded companies and his long experience in the financial, banking, legal, and manufacturing fields.

David Beling – Director

Mr. Beling is a Registered Professional Mining Engineer with 52 years of experience and has been on the board of directors of 14 mining companies starting in 1981. He has served as President, CEO, CFO and a director of Bullfrog Gold Corp., a gold exploration and development company, since July 2011 and was the Executive Vice President and Chief Operating Officer of Geovic Mining Corp. from 2004 to 2010. Mr. Beling has examined, significantly reviewed or been directly involved with 88 underground mines, 131 open pit mines and 164 process plants in the global metal, energy and industrial mineral sectors. His employment included 14 years with five majors, then 38 years of employment and consulting for 25 junior mining companies. Mr. Beling served on the Board of Directors of Animas Resources Ltd. (TSX-V) from June 2012 to April 2014.

Mr. Beling’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with companies in the mining and minerals processing sectors.

Anna Castner Wightman – Director

A sixth generation Nebraskan and a graduate of Nebraska Wesleyan University, Ms. Wightman serves as a Senior Director for First National Bank of Omaha, Nebraska, a position she has held since 2000. Prior to that, she worked for the Greater Omaha Chamber of Commerce and served in the U.S. Congress for former Congressman Bill Barrett and former Congresswoman Virginia Smith, both of whom represented the 3rd Congressional District of Nebraska. Ms. Wightman serves on the Boards of Directors of the Nebraska Chamber of Commerce, Rose Theater for Performing Arts, and Joslyn Castle.

Ms. Wightman’s qualification to serve on our Board is based on her extensive executive experience in the banking and financial services sectors, and her deep knowledge of the Nebraska business and public policy landscapes.

Nilsa Guerrero-Mahon – Director

A former Chief Financial Officer and Controller for global corporations in the technology, energy, and government sectors, Ms. Guerrero-Mahon provides consulting and other services to domestic and international corporations as the principal at NG Mahon Business Consulting, LLC, a business consulting service, a position she has held since 2008. In addition, Ms. Guerrero-Mahon currently serves as the Vice Chair of the Board of Directors of Centura Health Mountains & North Denver Operating Group, the largest division in the Centura Health Care System, a position she has held since 2016. From 2014 to 2016, she served as the Vice Chair of the Board of Directors and Chaired the Strategy Committee at St. Anthony Hospital, now a member of the Centura Health Mountains & North Denver Operating Group. Since 2009, Ms. Guerrero-Mahon has served as a gubernatorial appointed Board Member of the State of Colorado Financial Services Commission. Since 2008, she has served as a Principal consultant with NG Mahon Business Consulting. Among other prior positions, from 2005 to 2007, she was the Global Services Controller at Microsoft Corporation, overseeing internal controls and corporate finance activities. Ms. Guerrero-Mahon received an Executive MBA from the Daniels College of Business at the University of Denver and a BS in Business Administration - Accounting from the Interamerican University in San Juan, Puerto Rico, and is a Certified Public Accountant registered in the State of Colorado.

Ms. Guerrero-Mahon’s qualification to serve on our Board is based on her extensive executive leadership with publicly traded companies and her long experience in the financial and technology fields.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors or nominees, pursuant to which the officer was selected to serve as an officer.

None of the above directors or nominees has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Company or a nominee of any other person.

Family Relationships

There are no family relationships among any of our directors, nominees or executive officers.

Other Directorships

Except as listed below, no directors or nominees of the Company are also directors of reporting issuers or issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Name of Director	Other Reporting Issuer (or equivalent)	Exchange
Joseph Carrabba	Newmont Mining Corporation	NYSE
	TimkenSteel Corp.	NYSE
	Aecon Group Inc.	TSX
David Beling	Bullfrog Gold Corp.	OTCQB
Michael Morris	Pacific Premier Bancorp	NASDAQ
Mark A. Smith	Largo Resources Ltd.	TSX
	IBC Advanced Alloys Corp.	TSX-V

Legal Proceedings

No director, nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years none of the persons serving as executive officers and/or directors of the Company and, with respect to promoter or control persons, for the past five years, none have been the subject matter of any of the legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

No proposed director of the Company is or has been, within the past 10 years, a director, CEO or chief financial officer of any company that, while the person was acting in that capacity:

(a)	was subject to an “order,” as that term is defined in Form 51-102F5 Information Circular, that was issued while the proposed director was acting in the capacity as director, CEO or CFO; or

(b)	was subject to an order that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

No proposed director of the Company is or has been, within the past 10 years, a director or executive officer of any company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the past 10 years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Voting Procedures for the Election of Directors

Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted FOR or WITHHELD for any nominee to the Board.

Majority Voting Policy

On January 22, 2016, the Board adopted a majority voting policy. Pursuant to the majority voting policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provide the option of voting in favour, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favour of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board.

The Compensation and Organization Committee (the “Compensation Committee”) will decide whether to recommend to the Board that the Board request the resignation of the director. In recommending to the Board whether to request the resignation of the director or not, the Compensation Committee will review the results of the shareholder vote, applicable regulatory requirements in respect of the constitution of the Board and certain of its committees and, in respect of incumbent directors, the particular director’s attendance at Board and committee meetings, the contribution of the director to Board and committee discussions and the director’s performance assessment, if any. In addition, it will consider what, if any, expressed reasons for a withhold vote have been given, the merits of such reasons and the ability to rectify concerns.

The Board will have the final determination whether to accept the resignation. If the resignation is accepted, subject to any corporate law restrictions, the Board may:

(a)	leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Company;

(b)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or

(c)	call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position.

Directors who do not submit their resignation in accordance with the majority voting policy will not be re-nominated for election at the next shareholders’ meeting. The majority voting policy applies only in the case of an uncontested shareholders’ meeting, meaning a meeting where the number of nominees for election as directors is equal to the number of directors to be elected.

The Board recommends a vote “FOR” each of the nominees for director. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

II -	NIOCORP LONG-TERM INCENTIVE PLAN

At the Meeting, shareholders will be asked to approve an ordinary resolution set forth below approving the adoption of the NioCorp Developments Ltd. Long Term Incentive Plan, appended hereto as Schedule “A” (the “Long-Term Incentive Plan”). Should the resolution pass, the Company’s 2016 Incentive Stock Option Plan (the “Option Plan”) will continue to be in force and govern the outstanding Options granted under the Option Plan, but no further awards shall be made under the Option Plan. Should the Long-Term Incentive Plan not receive the required shareholder approval at the Meeting, the Long-Term Incentive Plan will not become effective, and the existing Option Plan will remain in place as the Company’s effective equity compensation plan until February 2019.

The Option Plan was approved by the shareholders on February 23, 2016 as a vehicle by which to offer incentives to directors, officers, employees, management and others who provide services to the Company to act in the best interests of the Company. The Option Plan is a “rolling plan” pursuant to which a maximum number of Common Shares equal to 10% of the issued Common Shares at the time of any Option grant can be reserved for the grant of stock options. As of September 29, 2017, the Company had outstanding Options to acquire an aggregate of 14,844,909 Common Shares outstanding pursuant to the Option Plan, leaving a total of 5,606,986 Common Shares available for additional grants of Options under the Option Plan. All outstanding awards granted under the Option Plan will be counted against the maximum number of Common Shares that may be reserved for issuance to participants under the Long-Term Incentive Plan, but such awards will continue to be governed by the terms of the Option Plan. See “Equity Compensation – General Description of the Plan” below for a summary of the material terms of the existing Option Plan.

Why We Recommend That You Vote for this Resolution

The Long-Term Incentive Plan authorizes the Board to provide equity-based compensation in the form of Options, restricted share units (“RSUs”), performance share units (“PSUs”), and dividend equivalents, for the purpose of attracting and retaining non-employee directors and employees and certain other service providers of the Company and affiliated companies, and to provide to such persons incentives and rewards for service or performance. Some of the key features of the Long-Term Incentive Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.

We believe our future success depends in part on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide equity-based awards under the Long-Term Incentive Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors.

The use of Common Shares as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term shareholder value creation and reward participants based on service or the Company’s performance. As discussed in further detail in the “Executive Compensation” section below, equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other named executive officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of our Common Shares. Our equity compensation program also helps us to attract and retain talent, targeting individuals who are motivated by pay-for-performance.

The following includes aggregated information that shareholders may find helpful regarding our use of the Option Plan. The information below is as of September 29, 2017. As of that date, there were approximately 204,518,956 Common Shares outstanding:

Outstanding Options: for 14,844,909 Common Shares (approximately 7.26 percent of our outstanding Common Shares) (outstanding Options have an average exercise price of C$0.73 and an average remaining term of 3.1 years); and

Additional Common Shares available for future awards under the Option Plan as of September 29, 2017: 5,606,986 Common Shares (approximately 2.74 percent of our outstanding Common Shares).

Based on the closing price on the TSX for our Common Shares on September 29, 2017 of C$0.52 per share, the aggregate market value as of September 29, 2017 of the Common Shares available for issuance under the Option Plan as of that date was C$2,916,633.

Upon approval of the Long-Term Incentive Plan, the Common Shares available for awards under the Option Plan will be available for awards under the Long-Term Incentive Plan, and no further awards will be made under the Option Plan.

In fiscal years 2015, 2016 and 2017, we granted awards under the Option Plan covering 7,320,000 Common Shares, 5,875,000 Common Shares, and 6,360,000 Common Shares, respectively. Based on our basic weighted average of Common Shares outstanding for those three years of 136,045,244, 164,038,509, and 187,810,774, respectively, for the three-fiscal-year period 2015 to 2017, our average burn rate, not taking into account forfeitures, was 4.1% (our individual year burn rates were 5.4% for fiscal 2015, 3.6% for fiscal 2016, and 3.4% for fiscal 2017).

If the Long-Term Incentive Plan is approved, we intend to utilize the shares authorized under the Long-Term Incentive Plan to continue our practice of incentivizing key individuals through equity grants. As noted below, our Board would retain full discretion under the Long-Term Incentive Plan to determine the number and amount of awards to be granted under the Long-Term Incentive Plan, subject to the terms of the Long-Term Incentive Plan, and future benefits that may be received by participants under the Long-Term Incentive Plan are not determinable at this time.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute shareholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of shareholder interests, as described above.

In evaluating this proposal, shareholders may want to consider all of the information in this proposal.

The following description of the Long-Term Incentive Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Schedule “A.”

Description of the Long-Term Incentive Plan

Effectiveness

If approved by the shareholders at the Meeting, the Long-Term Incentive Plan will become effective and will be the only current equity based compensation plan under which grants currently are expected to be made by the Company.

Eligibility

Under the Long-Term Incentive Plan, the Board may in its discretion from time to time grant Options and share units (in the form of RSUs and PSUs) to directors, employees and certain other service providers (as defined in the Long-Term Incentive Plan) of the Company and affiliated entities selected by the Board. As of September 29, 2017, there were approximately eleven employees, five independent directors, and three to five other service providers of the Company expected to participate in the Long-Term Incentive Plan.

Administration

The Long-Term Incentive Plan will generally be administered by the Board, which will have full and complete discretionary authority to, among other things, and subject to the express limitations under the Long-Term Incentive Plan: (1) interpret the Long-Term Incentive Plan and grant agreements thereunder; (2) determine the eligible persons who may receive grants under the Long-Term Incentive Plan and the terms of such grants (including the number of Common Shares subject to such grants or the value of such grants and the applicable vesting conditions); and (3) amend the terms of a grant agreement or other documents evidencing grants. The Board may, in its discretion, but subject to applicable law and stock exchange requirements, delegate its powers under the Long-Term Incentive Plan to a committee of the Board, or to a person or persons, as it may determine from time to time. However, the Board will not delegate any such powers with respect to the grant, amendment, administration or settlement of any award to the extent delegation is not consistent with applicable law or stock exchange requirements, and provided that the composition of the committee of the Board, person or persons, as the case may be, will comply with applicable law and stock exchange requirements. Further, provided it complies with the Long-Term Incentive Plan, the Board may appoint or engage a trustee, custodian or administrator to administer or implement the Long-Term Incentive Plan or any aspect of it.

Share Limits

Subject to adjustment as described in the Long-Term Incentive Plan, the aggregate number of Common Shares that may be reserved for issuance to participants under the Long-Term Incentive Plan, together with all other security based compensation arrangements of the Company, including with respect to Options outstanding under the Option Plan, may not exceed 10% of the issued and outstanding Common Shares from time to time, and the Common Shares reserved for issuance upon settlement of share units shall not exceed 5% of the issued and outstanding Common Shares from time to time. The Long-Term Incentive Plan limits the maximum number of Common Shares issued to insiders (as defined under TSX rules for this purpose) within any one-year period, or issuable to insiders at any time, in the aggregate, under all security based compensation arrangements (including the Long-Term Incentive Plan) to 10% of the then issued and outstanding Common Shares. The Long-Term Incentive Plan also limits the aggregate number of Common Shares that may be reserved for issuance to any one participant under the Long-Term Incentive Plan, together with all other security based compensation arrangements of the Company, to 5% of the then issued and outstanding Common Shares (on a non-diluted basis). Under the Long-Term Incentive Plan, Options and share units granted to non-employee directors, together with all other equity awards, are limited to an annual equity award value of C$150,000 per non-employee director. The total value of Options issuable to a non-employee director in a one-year period is limited to C$100,000. Further, and subject to the adjustment provisions of the Long-Term Incentive Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options (as defined below) will not exceed 20,451,895 Common Shares.

For purposes of computing the total number of Common Shares available for grant under the Long-Term Incentive Plan or any other security based compensation arrangement of the Company, Common Shares subject to any grant (or any portion thereof) that are issued upon exercise or settlement, forfeited, surrendered, cancelled, unearned or otherwise terminated will again be available for grant under the Long-Term Incentive Plan.

Subject to applicable law and stock exchange requirements, in the event of any change in or impact to the Common Shares by reason of any dividend (other than dividends in the ordinary course), split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, combination or exchange of Common Shares or distribution of rights to holders of Common Shares or any other relevant changes to or impact to the authorized or issued capital of the Company, if the Board determines that an equitable adjustment should be made, such adjustment shall be made by the Board to (1) the number of Common Shares subject to the Long-Term Incentive Plan, (2) the securities into which the Common Shares are changed or are convertible or exchangeable, (3) any Options then outstanding, (4) the exercise price in respect of such Options, (5) the number of share units outstanding under the Long-Term Incentive Plan, and/or (6) other award terms. However, any such adjustment to the number of Incentive Stock Options that may be issued or transferred under the Long-Term Incentive Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Moreover, in the event of any such transaction or event or in the event of a change in control, the Board may provide in substitution for any or all outstanding grants under the Long-Term Incentive Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the United States Internal Revenue Code (if applicable). In addition, for each Option with an exercise price greater than the consideration offered in connection with any such transaction or event or change in control, the Board may in its discretion elect to cancel such Option without any payment to the person holding such Option.

Performance Conditions

Grants under the Long-Term Incentive plan may be subject to performance-based vesting conditions, which may consist of such financial, personal, operational, transaction-based or other performance criteria as may be determined by the Board and set out in an applicable grant agreement. Performance-based vesting conditions may apply to an individual participant or to the Company, an affiliate, the Company and its affiliates as a whole, a business unit of the Company or group comprised of the Company and some affiliates or a group of affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group or index, or otherwise, provided that the performance period for measurement or achievement of any such performance criteria (or incremental element thereof) will in all events exceed one year. When establishing performance-based vesting conditions, the Board may exclude any or all “extraordinary items” as determined under applicable accounting standards. The Board may provide that performance-based vesting conditions will be adjusted to reflect events occurring during the performance period that affect the applicable performance-based vesting condition.

Options

Options granted under the Long-Term Incentive Plan will specify the maximum number of Common Shares that the participant may purchase under the Options. Options issued under the Long-Term Incentive Plan, unless otherwise designated by the Board in the applicable grant agreement, will vest with 50% of each grant vesting six-months after the grant date, 25% after twelve months, and the balance at the 18-month anniversary. Vesting will be based on continued service and may be exercised during a period determined by the Board, which may not exceed ten years (except in certain situations connection with a blackout period, as further described below). The exercise price for each share subject to an Option shall be fixed by the Board but, except with respect to certain awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with the Company or any of its affiliates, under no circumstances shall it be less than 100% of the closing price per Common Share on the TSX on the trading day immediately preceding such date (the “Market Price”) on the grant date. The exercise of Options may be subject to vesting conditions, including specific time schedules for vesting and performance-based conditions. Generally, a participant’s notice of exercise of an Option must be accompanied by payment of the exercise price. However, upon prior approval of the Board, a participant may elect for a “cashless exercise” of Options, whereby a Participant can receive in Common Shares the net value of an Option that is exercised without paying the exercise price directly. A “cashless exercise” entitles the Participant to Common Shares equal to the number determined by dividing (a) the difference between the Market Price (calculated as at the date of settlement) and the exercise price of such Option by (b) the Market Price (calculated as at the date of settlement). To date, the Company has not granted any Options under the Long-Term Incentive Plan. Options granted under the Long-Term Incentive Plan may not provide for dividends or dividend equivalents.

If the normal expiry date for Options granted under the Long-Term Incentive Plan (other than an Incentive Stock Option or an Option held by a U.S. taxpayer) falls within a blackout period or within ten business days following the end of a blackout period, then the expiry date of the Option will, without any further action, be extended to the date that is ten business days following the end of the blackout period. For this purpose, a “blackout period” is a period of time when, pursuant to any policies of the Company, any securities of the Company may not be traded by certain persons as designated by the Company, including any holder of a grant.

Options granted under the Long-Term Incentive Plan that are intended to qualify as “incentive stock options” under Section 422 of the United States Internal Revenue Code (“Incentive Stock Options”) are subject to additional limitations as further described in the Long-Term Incentive Plan.

Upon a participant’s termination for cause, any and all outstanding Options whether vested or unvested are forfeited immediately. Except as otherwise provided in the applicable grant agreement, upon a participant’s termination without cause, all vested Options are exercisable for 120 days and all unvested Options are forfeited immediately. Upon a participant’s resignation, except as otherwise provided in the applicable grant agreement, all vested Options are exercisable for 90 days and all unvested Options are immediately forfeited. Upon a participant’s death or disability, except as provided in the applicable grant agreement, all unvested Options are forfeited immediately and all vested Options will continue to be exercisable for 12 months from the date of death or disability. The Board may extend the period for exercise of a participant’s Options on the participant’s termination or disability, but not beyond the original expiry date, and/or allow for continued vesting of the participant’s Options during the period for exercise or a portion of it. Notwithstanding the above, other than on a termination due to disability or death, Incentive Stock Options will not be exercisable for longer than three months following the date of termination.

Share Units

Under the Long-Term Incentive Plan, eligible participants may be allocated share units in the form of PSUs or RSUs, which represent the right to receive an equivalent number of Common Shares or amount of cash upon vesting. The issuance of such Common Shares may be subject to vesting requirements similar to those described above with respect to the exercisability of Options, including such time or performance-based conditions as may be determined from time to time by the Board in its discretion. The Long-Term Incentive Plan provides for the express designation of share units as either RSUs, which have primarily time-based vesting conditions or PSUs, which have primarily performance-based vesting conditions over a specified period. To date, the Company has not allocated any share units under the Long-Term Incentive Plan. The number of PSUs subject to a PSU grant may be subject to adjustment to reflect changes in compensation, job duties or other factors.

Except as otherwise provided in the applicable grant agreement, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Common Shares to shareholders of record as of a record date occurring during the period from the grant date to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, will be credited to the participant who is a party to such grant agreement. The number of such additional RSUs or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such participant if the RSUs or PSUs held by the participant had been Common Shares by the market price on the date on which the dividends or distributions were paid on the Common Shares. Such additional RSUs or PSUs granted to a participant will be subject to the same terms and conditions, including vesting and settlement terms, as the corresponding RSUs or PSUs, as the case may be.

Upon a participant’s termination for cause, all unvested share units are forfeited immediately. Subject to the terms of the applicable grant or as determined by the Board, upon a participant’s termination without cause or due to death or disability, all vested share units will be paid to the participant or the participant’s estate, as applicable. Any unvested share units will be immediately forfeited, provided that any unvested share units that are subject to performance-based vesting conditions that are capable of being partially performed, in the Board’s discretion, will become vested on a pro rata basis to reflect the degree to which the condition has been satisfied (in all cases subject to the terms of the applicable grant). The Board may, at the time of termination or disability, extend the period for vesting of share units, but not beyond the original end of the applicable vesting period, or accelerate the vesting of share units, subject to applicable limitations under United States tax law.

Change in Control

The vesting of outstanding awards will be accelerated in connection with a change in control if a participant’s employment is terminated (other than for cause (as defined in the Long-Term Incentive Plan)) or he or she resigns for good reason (as defined in the Long-Term Incentive Plan), in either case, within one year of the change of control. If any share units are subject to performance-based vesting conditions, then the vesting of such share units shall accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting will be accelerated on a pro rata basis to reflect the degree to which the performance condition has been satisfied, as determined by the Board.

Transfers

The interest of any participant under the Long-Term Incentive Plan is generally not transferable or assignable, other than by testamentary disposition by the participant or the laws of intestate succession. In no event will any grant under the Long-Term Incentive Plan be transferred for value. However, the Long-Term Incentive Plan does provide that with respect to a participant who is not a U.S. taxpayer, the Board may provide that the participant may assign his or her rights (a) in the case of a transfer without the payment of any consideration, to the participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with the participant due to adoption and any entity in which these persons (or the participant) own more than 50 percent of the voting interests and (b) to an entity in which more than 50 percent of the voting interests are owned by these persons (or the participant) in exchange for an interest in that entity. In the event of such transfer or assignment, the grant will generally remain subject to substantially the same terms as were applicable while held by the participant to whom it was granted. With respect to participants who are U.S. taxpayers, the Board may permit the participant to transfer Options that are not Incentive Stock Options (“Nonqualified Stock Options”) to any “family member” in accordance with Form S-8 Registration Statement under the Securities Act of 1933. However, U.S. taxpayers cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

Clawback

All grants under the Long-Term Incentive Plan are subject to a clawback (as further described in the Long-Term Incentive Plan) by the Company, as determined by the Board, in its sole discretion, in the event: (a) the participant fails to comply with any restrictive covenants; (b) the participant is terminated for cause, or the Board reasonably determines after termination that the participant could have been terminated for cause; (c) the Board reasonably determines that the participant engaged in conduct that caused material financial or reputational harm to the Company or engaged in gross negligence, willful misconduct or fraud in the performance of their duties; or (d) the Company’s financial statements are required to be restated (subject to certain exceptions described in the Long-Term Incentive Plan) and such restatement discloses materially worse financial results in the opinion of the Board.

In addition, any grant agreement under the Long-Term Incentive Plan may also provide for the cancellation or forfeiture of a grant or the forfeiture and repayment to the Company of any gain related to a grant, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Board or under Section 10D of the Exchange Act, and any applicable rules or regulations promulgated by the U.S. Securities and Exchange Commission or any applicable stock exchange.

Amendment and Termination

The following types of amendments to the Long-Term Incentive Plan or the entitlements granted under it (other than certain equitable antidilution adjustments as provided for under the Long-Term Incentive Plan) require the approval of the shareholders: (a) increasing the maximum number of Common Shares that may be issued under the Long-Term Incentive Plan; (b) reducing the exercise price of an outstanding Option (including cancelling and, in conjunction therewith, re-granting within six months an Option at a reduced exercise price, or substitution of an Option with cash or other awards the terms of which are more favorable to the participant); (c) extending the term of any grant; (d) amending the assignment rights of participants currently contemplated by the Long-Term Incentive Plan; (e) expanding the categories of individuals eligible for grants under the Long-Term Incentive Plan; (f) amending the number of Options or shares units issuable to non-employee directors (g) increasing or removing the percentage limit on Common Shares issuable or issued to insiders under the Long-Term Incentive Plan; (h) amending the Long-Term Incentive Plan to provide for other types of equity compensation through equity issuance; (i) amending the Long-Term Incentive Plan, the effect of which would cause Options held by U.S. taxpayers to no longer receive specific tax treatment under the United States Internal Revenue Code; and (j) amending the amendment provision or granting additional powers to the Board to amend the Long-Term Incentive Plan or grants without shareholder approval.

The Board may approve amendments to the Long-Term Incentive Plan or the entitlements granted under it without shareholder approval, other than those specified above as requiring approval of the shareholders, subject to any regulatory approvals including, where required, the approval of the TSX, including: (a) amendments of a “housekeeping” nature; (b) a change to the vesting provisions of any grants; (c) a change to the termination provisions of any grant that does not entail an extension beyond the original term of the grant; or (d) amendments to the provisions relating to a change in control.

The Long-Term Incentive Plan will remain in effect, unless sooner terminated, until the tenth anniversary of its effective date, at which time it will terminate. After the Long-Term Incentive Plan is terminated, no grants may be made under the Long-Term Incentive Plan but grants previously made will remain outstanding in accordance with their applicable terms and conditions and the Long-Term Incentive Plan’s terms and conditions.

Other Provisions

For U.S. taxpayers, the Long-Term Incentive Plan includes certain additional limitations intended to comply with or secure an exemption from Section 409A of the United States Internal Revenue Code.

The Company will not provide financial assistance to participants to facilitate the purchase of securities under the Long-Term Incentive Plan.

Substitute and Assumed Awards

Grants may be made under the Long-Term Incentive Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, restricted share units, or performance share units held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any subsidiary of the Company. The grants so made may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Long-Term Incentive Plan, and may account for Common Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

Withholdings

The Company or an affiliate of the Company will withhold or cause to be withheld from any amount payable to a participant, either under the Long-Term Incentive Plan, or otherwise, such amount as may be necessary to permit the Company or the affiliate, as applicable, to comply with applicable obligation sunder any federal, provincial, state or local law relating to the withholding of tax or other required deductions. Subject to applicable law and stock exchange requirements, the Company and any affiliate of the Company may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Board may determine in its sole discretion, by (1) requiring such participant to sell any Common Shares and retaining any amount payable which would otherwise be provided or paid to such participant in connection with any such sale, or (2) requiring, as a condition to the delivery of Common Shares hereunder, that such participant make such arrangements as the Board may require so that the Company and its affiliates can satisfy such withholding obligations, including requiring such participant to remit an amount to the Company or an affiliate in advance, or reimburse the Company or any affiliate for, any such withholding obligations.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be granted in the future under the Long-Term Incentive Plan because the grant and actual payout of awards under the Long-Term Incentive Plan are subject to the discretion of the plan administrator.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences to participants who are U.S. taxpayers of certain transactions under the Long-Term Incentive Plan based on U.S. federal income tax laws in effect. This summary, which is presented for the information of shareholders considering how to vote on this proposal and not for Long-Term Incentive Plan participants, is not intended to be complete and does not describe U.S. federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local, provincial, or other non-U.S. tax consequences, or any tax consequences for non-U.S. taxpayers.

Tax Consequences to Participants

Nonqualified Stock Options. In general:

●	no income will be recognized by a participant at the time a Nonqualified Stock Option is granted;

●	at the time of exercise of a Nonqualified Stock Option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

●	at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by a participant upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If Common Shares are issued to the participant pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss.

If Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Restricted Share Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the amount of cash received and the fair market value of unrestricted Common Shares on the date that such cash or shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Share Units. No income generally will be recognized upon the grant of PSUs. Upon payment in respect of the earn-out of PSUs, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received.

Tax Consequences to the Company or its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services (to the extent it is a U.S. taxpayer) will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the United States Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the United States Internal Revenue Code.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of Common Shares under the Long-Term Incentive Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Long-Term Incentive Plan by our shareholders.

Shareholder Approval

The Long-Term Incentive Plan was approved by the Board on September 29, 2017 and must also be approved by both the TSX and the shareholders of the Company. The TSX has conditionally accepted the Long-Term Incentive Plan. Accordingly, the shareholders will be asked to approve the Long-Term Incentive Plan. At the Meeting, shareholders will be asked to consider and, if thought fit, pass the resolution set out below, approving the implementation of the Long-Term Incentive Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	The Long-Term Incentive Plan, substantially as described above and appended to the Company’s Information Circular in respect of the Company’s 2017 Annual General Meeting of Shareholders (the “Meeting”), is hereby authorized and approved to be effective from the date of the Meeting.

2.	All unallocated entitlements under the Long-Term Incentive Plan, as amended from time to time, be and are hereby approved and authorized, and the Company shall be permitted to grant awards thereunder until November 9, 2020.

3.	Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

To be approved, the resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.

The Board recommends a vote “FOR” the resolution approving the adoption of the Long-Term Incentive Plan. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

Should the Long-Term Incentive Plan not receive the required shareholder approval at the Meeting, the Long-Term Incentive Plan will not become effective, and the existing Option Plan will remain in place as the Company’s effective equity compensation plan until February 2019.

III -	APPOINTMENT OF AUDITOR

The Company has proposed the appointment of BDO USA, LLP Certified Public Accountants, as the auditor of the Company to hold office until the close of the next annual general meeting of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. BDO USA, LLP was appointed as the Company’s auditor on June 24, 2015.

Our Audit Committee recommends the appointment of BDO USA, LLP Certified Public Accountants, as our auditor to hold office until the Company’s next annual general meeting. The Audit Committee proposes that the Board of Directors be authorized to fix the remuneration to be paid to the auditor.

Representatives from BDO USA, LLP are expected to be present at the Meeting and they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by BDO USA, LLP for each of the last two fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s filings and fees billed for other services rendered by BDO USA, LLP during those periods.

Fiscal Year Ending June 30,	Audit Fees(1) ($)	Audit Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees(4) ($)
2017	290,000	—	16,347	—
2016	148,000	—	28,459	—

(1)	“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits. 2017 Audit Fees include fees for consent reviews and comfort letters related to regulatory filings in the United States and Canada.

(2)	“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees.” This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities. For the financial years ended June 30, 2017 and 2016, these tax services included the preparation of Canadian and U.S. Federal and state tax returns and tax planning and tax advice services.

(4)	“All Other Fees” includes all other non-audit services.

Pre-approval Policies

Our policy has been for the Audit Committee to pre-approve all audit, audit-related and non-audit services performed by our independent auditors and to subsequently review the actual fees and expenses paid to our independent auditors. Accordingly, the Audit Committee pre-approved all audit, audit-related and non-audit services performed by our independent auditors and subsequently reviewed the actual fees and expenses paid to BDO USA, LLP. The Audit Committee has determined that the fees paid to BDO USA, LLP for services are compatible with maintaining BDO USA, LLP’s independence as our auditors. All of the services provided by BDO USA LLP during the year ended June 30, 2017 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Voting Procedures for Appointment of Auditor

The auditors must be appointed, and the approval of the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee must be passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted FOR or AGAINST the matter.

The Board recommends a vote “FOR” (i) the appointment of BDO USA, LLP as the auditor of the Company and (ii) the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” (i) the appointment of BDO USA, LLP and (ii) the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines that apply to all Canadian public companies. The Company has reviewed its own corporate governance practices in light of these guidelines. In certain cases, the Company’s practices comply with the guidelines; however, the Board considers that some of the guidelines are not suitable for the Company at its current stage of development, and therefore, these guidelines have not been adopted at this time. The Company will consider the matter in the future as the Company’s development progresses, and such guidelines may be applicable to the Company’s then-level of development. National Instrument 58-101 (“NI 58-101”) mandates disclosure of corporate governance practices for non-Venture Issuers in Form 58-101F1, which disclosure is set out below.

Director Independence

As of September 29, 2017, the Company’s Board consists of Messrs. Smith, Carrabba, Beling, and Morris as well as Mmes. Wightman and Guerrero-Mahon. The Company utilizes the definition of “independent” as it is set forth in Section 803A of the NYSE MKT Company Guide and National Instrument 52-110 Audit Committees (“NI 52-110”). Further, the board considers all relevant facts and circumstances in its determination of independence of all members of the board (including any relationships). Currently, Messrs. Carrabba, Beling and Morris and Mmes. Wightman and Guerrero-Mahon are considered independent directors. In addition, Mr. Joe Cecil, a director of the Company since November 14, 2014, determined not to stand for re-election at the Company’s December 9, 2016 Annual General Meeting, and accordingly ceased to be a director on December 9, 2016. Mr. Cecil was considered to be an independent director prior to his departure from the Board.

At all times since the Company’s December 9, 2016 annual general meeting, the Board has consisted of a majority of independent directors. NP 58-201 suggests that the board of directors of every listed company should be constituted with a majority of individuals who qualify as “independent” directors under NI 52-110, which provides that a director is independent if he or she has no direct or indirect “material relationship” with the Company. “Material relationship” is defined as a relationship that could, in the view of a company’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Of the proposed nominees for election at the Meeting, one, being Mark A. Smith, is an “insider” or management director, and accordingly, is not considered by the Board to be “independent.” The remaining five proposed nominees, being Messrs. Carrabba, Beling and Morris and Mmes. Wightman and Guerrero-Mahon, are each considered by the Board to be “independent,” within the meaning of NI 52-110. Thus, assuming that all the proposed nominees are elected as directors, the Board will continue to be composed of a majority of independent directors.

The Chair of the Board is Mark A. Smith, who is not independent. The Company’s Lead Director, Joseph Carrabba, is independent. The independent directors do not have regularly scheduled meetings in the absence of the non-independent directors and management but can do so on an ad hoc basis, at the expense of the Company, as they see fit. The independent directors did not meet as a group, on a formal basis, without the non-independent directors or management being present during the financial year ended June 30, 2017.

The Board created the Lead Director role as an integral part of a leadership structure that promotes strong, independent oversight of NioCorp’s management and affairs. The Lead Director, who must be independent, has the following primary responsibilities:

●	Working with the Chairman to develop and approve Board agendas and meeting schedules;

●	Advising the Chairman as to the quality, quantity, and timeliness of the information sent to the Board;

●	Developing agendas for and chairing executive sessions of the Board (in which the independent directors meet without management); and

●	Acting as a liaison between the independent directors and the Chairman and CEO.

Joseph Carrabba has served as the Lead Director since December 2014.

In assessing Form 58-101F1 and making the foregoing determinations, the circumstances of each director have been examined in relation to a number of factors, including discussions with each director, a review of the résumés of the directors, and the corporate relationships and other directorships held by each of them.

Board Meetings

The Board held a total of six meetings during the fiscal year ended June 30, 2017. None of our directors attended fewer than 75% of the total number of Board meetings and meetings of the committees on which the member of the Board served during the fiscal year ended June 30, 2017. Board members are not required to attend the Company’s annual general meetings, and Mark A. Smith was the only attendee at the meeting held on December 9, 2016.

The attendance record of each director at full board meetings and with respect to meetings of any committees of which he/she is a member held during the financial year ended June 30, 2017, either in person or by conference telephone, are as follows:

Name of Director	Full Board Meetings (6 total)	Audit Committee (5 total – decisions reflected in consent resolutions)	Compensation and Organization Committee (1 total)
Mark A. Smith	6	N/A	N/A
Joseph Carrabba	6	N/A	1
David Beling(1)	6	2	1
Michael Morris	6	5	1
Anna Castner Wightman	5	5	N/A
Nilsa Guerrero-Mahon(2)	N/A	N/A	N/A

(1)	Mr. Beling’s Audit Committee attendance was 2/2, based on the date he was appointed to the Audit Committee.

(2)	Ms. Guerrero-Mahon became a director after the end of the fiscal year ended June 30, 2017.

Mandate of the Board

The Board has not adopted a written mandate. The mandate of the Board, as prescribed by the Business Corporations Act (British Columbia) (the “BCBCA”), is to manage or supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In doing so, the Board oversees the management of the Company’s affairs directly and through the operation of its standing committees. In fulfilling its mandate, the Board, among other matters, is responsible for reviewing and approving the Company’s overall business strategies and its annual business plan, reviewing and approving the annual corporate budget and forecast, reviewing and approving significant capital investments outside the approved budget, reviewing major strategic initiatives to ensure that the Company’s proposed actions accord with its stated shareholder objectives, reviewing succession planning, assessing management’s performance against approved business plans and industry standards, reviewing and approving the financial statements, reports and other disclosure issued to shareholders, ensuring the effective operation of the Board and safeguarding shareholders’ equity interests through the optimum utilization of the Company’s capital resources. The Board also takes responsibility for identifying the principal risks of the Company’s business and for ensuring these risks are effectively monitored and mitigated to the extent reasonably practicable. At this stage of the Company’s development, the Board does not believe it is necessary to adopt a written mandate, as sufficient guidance is found in the applicable corporate legislation and regulatory policies.

In keeping with its overall responsibility for the stewardship of the Company, the Board is responsible for the integrity of the Company’s internal control and management information systems (primarily through the Audit Committee) and for the Company’s policies respecting corporate disclosure and communications.

Position Descriptions

The Board has not developed a written position for the Chairman of the Board, or for the CEO. To date, given the size of the Company and its stage of development, the Board does not believe that formal written position descriptions of the position of the Chairman of the Board or the CEO are required, and that good business practices and the common law provide guidance as to what is expected of each of such positions.

The general duties of the CEO are as set forth in the existing agreement between the CEO and the Company (the Smith Agreement, as described elsewhere in this Information Circular), which were developed by the Board, in consultation with the CEO, at the time the agreement was entered into and set forth the expectations of the role and position to be fulfilled by the CEO. Pursuant to the Smith Agreement, the Company (acting through the Board) has the ability to modify such duties as required, but it has not found it necessary to do so.

The charters for each of the Compensation Committee and the Corporate Responsibility Committee contain a general description of the roles and tasks required to be performed by the Chair of the relevant committee.

Orientation and Continuing Education

The Board provides ad hoc orientation for new directors. New non-management directors are briefed on the overall role of the Board, its committees and its directors, as well as the Company’s strategic plans, short, medium and long term corporate objectives, current mineral properties and ongoing exploration programs, business risks and mitigation strategies, corporate governance guidelines and existing company policies when they become directors. However, there is no formal orientation for new members of the Board, and this is considered to be appropriate, given the Company’s size and current level of operations. If the growth of the Company’s operations and/or increased board turnover warrants it, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board as a whole is such that no formal continuing education process is currently deemed required. The Board is comprised of individuals with varying backgrounds, who have, both collectively, and in most cases individually, extensive experience in running and managing public companies in the natural resource sector, and several directors are also directors of other resource companies. Board members are encouraged to communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation, with management’s assistance. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, directors’ duties and obligations and similar matters. Board members have full access to the Company’s records.

Reference is made to the heading “Election of Directors,” under “Particular Matters to Be Acted Upon” in this Information Circular, for a description of the principal occupations of the proposed nominees for election as members of the Board.

Board Committees

Our Board has established an Audit Committee, a Compensation and Organization Committee, and a Corporate Responsibility Committee, each of which operates under a written charter that has been approved by our board of directors.

Our Board has determined that the members of the Audit Committee and Compensation Committee are independent directors under the NYSE MKT rules and NI 52-110, including, in the case of all of the members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the Board considered the relationships that each director has with our Company and all other facts and circumstances that the Board deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee and Audit Committee Financial Experts

Our Audit Committee is currently comprised of Anna Castner Wightman, David Beling, Michael Morris, and Nilsa Guerrero-Mahon. Our Board has determined that Messrs. Beling and Morris and Ms. Guerrero-Mahon are financial experts, as defined by the rules of the SEC and Canadian rules and regulations. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. During the fiscal year ended June 30, 2017, the Audit Committee met five times. A copy of the Audit Committee Charter is available on the Company’s website at www.niocorp.com. The Audit Committee Charter is attached as Schedule B to this Information Circular.

The Audit Committee’s general duties and responsibilities are to:

●	oversee the accounting and financial reporting processes of the Company and the audit of its financial statements, including: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; and (iii) the external auditors’ qualifications and independence;

●	resolve disagreements (if any) between management and the external auditor regarding financial reporting;

●	serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems;

●	review and appraise the audit activities of the Company’s external auditors;

●	provide open lines of communication among the external auditors, financial and senior management and the Board for financial reporting and control matters and meet periodically with management and with the external auditors;

●	review the annual and interim consolidated financial statements of the Company, including the related notes, and management’s discussion and analysis thereto, for the purpose of recommending approval by the Board prior to release;

●	assist the Board in the discharge of its fiduciary responsibilities relating to the Company’s accounting principles, reporting practices and internal controls;

●	provide oversight of the management of the Company in designing, implementing and maintaining an effective system of internal controls;

●	report periodically its findings and recommendations to the Board; and

●	review and revise the Audit Committee Charter as necessary with the approval of the Board provided that the Audit Committee Charter may be amended and restated from time to time without the approval of the Board to ensure that the composition of the Audit Committee and the responsibilities and powers of the Audit Committee comply with the applicable laws and stock exchange rules.

The complete duties and responsibilities of the Audit Committee are more particularly set out in the Company’s Audit Committee Charter, available at www.niocorp.com, and attached as Schedule B hereto.

Relevant Education and Experience of Audit Committee Members

The education and experience of each member of the Audit Committee relevant to the performance of his/her responsibilities as an Audit Committee member and, in particular, any education or experience that would provide the member with:

1.	an understanding of the accounting principles used by the Company to prepare its financial statements;

2.	the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;

3.	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements or experience actively supervising one or more persons engaged in such activities; and

4.	an understanding of internal controls and procedures for financial reporting; are as follows:

Anna Castner Wightman – A sixth generation Nebraskan and a graduate of Nebraska Wesleyan University, Ms. Wightman serves as a Senior Director for First National Bank of Omaha, Nebraska, a position she has held since 2000. Prior to that, she worked for the Greater Omaha Chamber of Commerce and served in the U.S. Congress for former Congressman Bill Barrett and former Congresswoman Virginia Smith, both of whom represented the 3rd Congressional District of Nebraska. Ms. Wightman serves on the Boards of Directors of the Nebraska Chamber of Commerce, Rose Theater for Performing Arts, and Joslyn Castle.

David Beling – Mr. Beling is a Registered Professional Mining Engineer with 52 years of experience and has been on the board of directors of 14 mining companies starting in 1981. He has served as President, CEO, CFO and a director of Bullfrog Gold Corp., a gold exploration and development company, since July 2011 and was the Executive Vice President and Chief Operating Officer of Geovic Mining Corp. from 2004 to 2010. Mr. Beling has examined, significantly reviewed or been directly involved with 88 underground mines, 131 open pit mines and 164 process plants in the global metal, energy and industrial mineral sectors. His employment included 14 years with five majors, then 38 years of employment and consulting for 25 junior mining companies. Mr. Beling served on the Board of Directors of Animas Resources Ltd.(TSXv) from June 2012 to April 2014.

Michael Morris – Mr. Morris was formerly the Chairman of the Board of Heritage Oaks Bankcorp. When Heritage Oaks Bank merged with Pacific Premier Bancorp on April 1, 2017, Mr. Morris became a member of the Pacific Premier Bancorp Board of Directors. He joined Heritage Oaks’ Board in January 2001 and assumed the Board chairmanship in 2007. In addition, Mr. Morris has worked since 1972 at Andre, Morris & Buttery, a professional law corporation, where he now serves as Senior Principal and Chairman of the Board. From 2000 to late 2006, Mr. Morris served on the board of Molycorp, a rare earths producer, which at the time was a wholly owned subsidiary of Unocal and then Chevron Mining, a wholly-owned subsidiary of Chevron Corporation. Mr. Morris was the only independent director of Molycorp at that time. Mr. Morris is a graduate of Georgetown University and received his law degree from the University of San Francisco School of Law. He has practiced business and environmental law for over 40 years. Mr. Morris served as a member of the Board of Governors and Vice President of the State Bar of California. He served as a 1st Lieutenant in the U.S. Army from 1970 to 1972.

Nilsa Guerrero-Mahon – A former Chief Financial Officer and Controller for global corporations in the technology, energy, and government sectors, Ms. Guerrero-Mahon provides consulting and other services to domestic and international corporations as the principal at NG Mahon Business Consulting, LLC, a business consulting service, a position she has held since 2008. In addition, Ms. Guerrero-Mahon currently serves as the Vice Chair of the Board of Directors of Centura Health Mountains & North Denver Operating Group, the largest division in the Centura Health Care System, a position she has held since 2016. From 2014 to 2016, she served as the Vice Chair of the Board of Directors and Chaired the Strategy Committee at St. Anthony Hospital, now a member of the Centura Health Mountains & North Denver Operating Group. Since 2009, Ms. Guerrero-Mahon has served as a gubernatorial appointed Board Member of the State of Colorado Financial Services Commission. Since 2008, she has served as a Principal consultant with NG Mahon Business Consulting. Among other prior positions, from 2005 to 2007, she was the Global Services Controller at Microsoft Corporation, overseeing internal controls and corporate finance activities. Ms. Guerrero-Mahon received an Executive MBA from the Daniels College of Business at the University of Denver and a BS in Business Administration - Accounting from the Interamerican University in San Juan, Puerto Rico, and is a Certified Public Accountant registered in the State of Colorado.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-audit Services), 3.2 (Initial Public Offerings), 3.4 (Events Outside Control of Member), 3.5 (Death, Disability or Resignation of Audit Committee Member) of NI 52-110 or an exemption from NI 52-110, in whole or in part, granted by a securities regulator under Part 8 (Exemptions) of NI 52-110.

Reliance on the Exemption in subsection 3.3(2) or section 3.6

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on section 3.8

Since the commencement of the Company’s most recently completed financial year, the Company has not relied upon section 3.8 (Acquisition of Financial Literacy) for any of the audit committee members.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, there has not been a recommendation of the Audit Committee to nominate or compensate an external auditor which was not adopted by the Board.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Committee has four members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT and applicable Canadian rules and regulations. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by (1) overseeing the integrity of the Company’s financial reporting and internal control, (2) overseeing the independence and performance of the Company’s independent auditors (3) and providing an avenue of communication between management, the independent auditors and the Board.

In the course of conducting its oversight responsibilities regarding the audited annual financial statements for the year ended June 30, 2017, the Audit Committee reviewed the audited annual financial statements for the year ended June 30, 2017, which appear in the Company’s annual report to shareholders with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments, as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and such other matters as required to be communicated by the independent auditors in accordance with Audit Standard 1301: Communications with Audit Committees.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented, and has discussed with BDO USA, LLP its independence from the Company.

The Company was obligated to file, and has filed, an annual report on Form 10-K for the fiscal year ended June 30, 2017 because it is subject to the reporting requirements of the Exchange Act as of October 13, 2016. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements for the fiscal year ended June 30, 2017 be included in the Company’s Annual Report filed on Form 10-K. The Committee and the Board have also recommended the selection of BDO USA, LLP as independent auditors for the Company for the fiscal year ending June 30, 2018.

Submitted by:

Anna Castner Wightman

David Beling

Michael Morris

Compensation Committee

The Board has established the Compensation Committee and has adopted a written charter for the Compensation Committee, effective August 2015. The overall purpose of the Compensation Committee is to act on behalf of the Board and in the best interest of the Company’s shareholders to support the Company’s efforts to attract, retain, develop and reward employees to achieve its annual and strategic objectives. The written charter for the Compensation Committee sets out the role of the Chair of the Compensation Committee.

The Compensation Committee is comprised of Joseph Carrabba as the Chairman, David Beling and Michael Morris. All members of the Compensation Committee are independent. None of the members of our Compensation Committee has been one of our officers or employees at any time. During the fiscal year ended June 30, 2017, the Compensation Committee met one time. A copy of the Compensation Committee charter is available on the Company’s website at www.niocorp.com.

The responsibilities of the Compensation Committee generally include: (1) recommending compensation policies to the Board for approval and thereafter implementing such policies; (2) ensuring the Company has programs in place to attract and develop management of the highest caliber and a process to provide for the orderly succession of management; (3) assessing and reporting to the Board on the performance of the CEO; (4) reviewing the compensation of the CEO and other officers and members of the Board and making recommendations in respect thereof to the Board; (5) reviewing and approving any proposed amendments to the Company’s Option Plan; (6) making recommendations to the Board concerning Option grants; and (7) overseeing and considering the implications and risks associated with the Company’s compensation policies.

The Compensation Committee is responsible for assisting the Board in monitoring, reviewing and approving compensation policies and practices of the Company and its subsidiaries and administering the Company’s Option Plan. With regard to the CEO, the Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and making recommendations to the Board with respect to the CEO’s compensation level based on this evaluation. In consultation with the CEO, the Compensation Committee makes recommendations to the Board on the framework of executive remuneration and its cost and on specific remuneration packages for each of the directors and officers other than the CEO, including recommendations regarding awards under equity compensation plans. The Compensation Committee also reviews executive compensation disclosure before the Company publicly discloses the information. The Compensation Committee’s decisions are typically reflected in consent resolutions.

The members of the Compensation Committee are all current or former executive officers or directors of public companies in the mineral exploration, mining, and manufacturing sectors and each has experience in reviewing and establishing compensation for executives in companies at a similar size and stage of development as the Company. The Compensation Committee members’ collective skills and experience within the resource sector provides them with an understanding of the Company’s success factors and risks, and enables them to make decisions on the suitability of the Company’s compensation policies and practices.

Members of the Compensation Committee review compensation paid for Directors and NEOs of companies of similar size and stage of development in the mineral exploration industry and determine an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the Directors and senior management while taking into account the financial and other resources of the Company. In setting the compensation, the Compensation Committee reviews the performance of the non-executive officers in light of the Company’s objectives and considers other factors that may have impacted the success of the Company in achieving its objectives over the preceding year.

Compensation Committee Interlocks and Insider Participation

During fiscal year ended June 30, 2017, Joseph Carrabba, David Beling and Michael Morris served on the Compensation Committee. None of these individuals was an employee or an officer of the Company during the 2017 fiscal year, was formerly an officer of the Company, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

Corporate Responsibility Committee

The Corporate Responsibility Committee is responsible for assisting the Board in overseeing (i) the Company’s environmental, safety and health and corporate social responsibility policies and programs and (ii) the Company’s environmental, safety and health and corporate social responsibility performance. The Corporate Responsibility Committee is comprised of Anna Castner Wightman as the Chairperson, Mark Smith and Joseph Carrabba. There were no meetings of the Corporate Responsibility Committee during the fiscal year ended June 30, 2017, as planned Company activities in the Elk Creek Project area were minimal.

Nomination of Directors

The Company does not have a nominating committee, and the Board as a whole is responsible for reviewing proposals for new nominees to the Board and conducting such background reviews, assessments, interviews and other procedures as it believes necessary to ascertain the suitability of a particular nominee. The Board believes that given the small size of the Board and preponderance of independent directors on the Board that a separately designated nominating committee is not required to maintain Board independent oversight and ensure the selection of qualified nominees to the Board. Further, the Board believes that discussing and selecting nominees with the entire Board provides a better assessment of nominees for future Board cohesion. The selection of potential nominees are generally the result of recruitment efforts by individual Board members, including both formal and informal discussions among Board members and with the CEO, and are usually based upon the desire to have a specific set of skills or expertise included on the Board. The Board does not have a written charter with respect to the director nomination process.

The appointment of new directors (either to fill vacancies or to add additional directors as permitted by applicable corporate legislation) or the nomination for election as a director of a person not currently a director by the shareholders at an annual general meeting is carried out by the Board.

Ms. Guerrero-Mahon was recommended to serve as a director by Mark Smith.

Recommendations to the Board

The Board will consider recommendations for director nominees made by shareholders and others. For consideration by the Board, the nominating shareholder or other person must provide the Company’s Vice President, General Counsel and Corporate Secretary John F. Ashburn, Jr., at the Company’s principal offices, with information about the nominee, including the detailed background of the suggested candidate.

Outside of the participation of Mark A. Smith, the CEO, on the Board as a director, no shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board as of the date of this filing.

Board Diversity

The Board has not adopted a written policy or set targets relating to the identification and nomination of diverse directors or executive officers as it does not believe, at the present time, that it is necessary for the Company to have a written policy. The Board is committed to nominating the best individuals with relevant board and industry experience to fill director roles and executive officer positions. The Board believes that diversity is important to ensure that Board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve the Company’s goals and strategic objectives. The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to diversity of perspective in the boardroom and in senior management roles.

The Board reviews the general and specific criteria applicable to candidates to be considered for nomination to the Board. The Board aims to maintain the composition of the Board in a way that provides the best mix of skill and experience to guide the Company’s long-term strategy and ongoing business operations. Accordingly, in searches for new directors or officers, the Board considers the level of gender and cultural representation and diversity within its leadership ranks, and this is just one of several factors used in its search process.

Currently, the Company has two female board members and no female executive officers.

Assessments

The Board has traditionally monitored, but not formally assessed, its performance or the performance of individual directors or committee members or their contributions. The Compensation Committee has, as part of its mandate, the responsibility for evaluating the performance of the CEO and Chair of the Board. In the future, the Compensation Committee may consider appropriate processes for evaluations of individual directors and may review the processes adopted by similar sized public natural resource companies in order to assist it in this regard.

Board of Directors Tenure

The Board has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of the Company at this time. The Board annually reviews the composition of the Board, including the age and tenure of individual directors. The Board strives to achieve a balance between the desire to have a depth of experience from its members and the need for renewal and new perspectives.

Insider Participation and Other Relationships

Mark A. Smith, our CEO, is also a member of our board of directors.

Since June 17, 2015, we have certain debt obligations to Mr. Smith as more fully described under “Certain Relationships and Related Person Transactions.”

Ethical Business Conduct

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives according to the highest ethical standards.

In addition, directors and senior officers are bound by the provisions of the Company’s Articles and the BCBCA, which set forth how any conflicts of interest are to be dealt with. In particular, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics applicable to our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.niocorp.com. If the Company amends the Code of Business Conduct and Ethics or grants a waiver, including an implicit waiver, from the Code of Business Conduct and Ethics, the Company will disclose the information on its internet website. The waiver information will remain on the website for at least twelve months after the initial disclosure of such waiver. Given the current size of the Company workforce, and the lack of significant operations the Board monitors compliance through periodic discussions with executive management.

Board Role in Risk Oversight

Our Board is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Leadership Structure

The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors. Considering these factors, the Board has determined not to have a separate CEO and Chairman of the Board and to have a separate Lead Director who is independent. The Chairman of the Board is a non-executive position. The Board has determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

●	The Board acts efficiently and effectively under its current structure.

●	The structure of the same individual holding the positions of CEO and Chairman of the Board, with a separate, independent Lead Director, puts the Company in the best position to efficiently handle major issues facing the Company on a day-to-day and long-term basis, while ensuring that the Board is in the best position to have an independent director identify key risks and developments facing the Company and to have those risks and developments brought promptly to the Board’s attention.

●	This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.

●	Companies within the Company’s peer group utilize similar Board structures.

Fiscal 2017 Director Compensation

For fiscal year 2017, the Company had five directors, one of which is also a named executive officer, Mr. Smith. For a description of the compensation paid to Mr. Smith, see “Fiscal 2017 Summary Compensation Table” below.

The following table sets forth all compensation the Company granted to our directors, other than Mark A. Smith, for the fiscal year ended June 30, 2017:

Name	Option Awards(1) ($)	Total ($)
Joseph Carrabba	$106,986	$106,986
David Beling	$91,702	$91,702
Michael Morris	$106,986	$106,986
Anna Castner Wightman(2)	$283,170	283,170
Joe Cecil(3)	$—	—

(1)	Reflects the grant date fair value of the Option awards granted during the 2017 fiscal year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Assumptions used in the calculation of these amounts are described in Note 8 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017. The aggregate number of Option awards outstanding for each non-employee director listed in the table above at the end of fiscal 2017 was as follows: Mr. Carrabba, 1,250,000 Options; Mr. Beling, 750,000 Options; Mr. Morris, 1,150,000 Options; and Ms. Wightman, 800,000 Options. Options held by directors generally vest as follows: 50% six months after the grant date, 25% 12 months after the grant date, and the remainder 18 months after the grant date.

(2)	Ms. Wightman was appointed to the board on February 23, 2016; however, her initial Options were not awarded until July 2016.

(3)	Mr. Cecil, a director of the Company since November 14, 2014, determined not to stand for re-election at the Company’s December 9, 2016 Annual General Meeting, and accordingly ceased to be a director on December 9, 2016. Mr. Cecil received no compensation for his services during this period.

For the fiscal year ending June 30, 2017, the directors of the Company did not receive a cash fee for serving on the board of directors of the Company. The directors of the Company have no standard compensation arrangements, or any other arrangements, with the Company, except as herein disclosed. Executive officers of the Company who also act as directors of the Company do not receive any additional compensation for services rendered in such capacity. See “Fiscal 2017 Summary Compensation Table” below.

Outstanding Equity Awards at 2017 Fiscal Year-End

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Value of Unexercised in-the- Money Options ($)
Joseph Carrabba, Lead Director	300,000	100,000	C$0.62	1/19/2021	$40,071
	—	350,000	C$0.76	3/6/2022	—
	500,000	—	C$0.80	12/22/2017	—
Total	800,000	450,000			40,071

David Beling, Director	225,000	75,000	C$0.62	1/19/2021	30,053
	100,000	—	C$0.65	7/28/2017	7,706
	—	300,000	C$0.76	3/6/2022	—
	50,000	—	C$0.80	12/22/2017	—
Total	375,000	375,000			37,759

Michael Morris, Director	225,000	75,000	C$0.62	1/19/2021	30,053
	500,000	—	C$0.65	7/28/2017	38,530
	—	350,000	C$0.76	3/6/2022	—
Total	725,000	425,000			68,583

Anna Castner Wightman, Director	—	300,000	C$0.76	3/6/2022	—
	250,000	250,000	C$0.94	7/21/2021	—
Total	250,000	550,000			—

Total for all directors	2,150,000	1,800,000			$146,413

Incentive Plan Awards – Value Vested or Earned During the Year

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Joseph Carrabba	$53,588	—	—
David Beling	$40,191	—	—
Michael Morris	$40,191	—	—
Anna Castner Wightman	$—	—	—

Communications with Directors

We have not adopted a formal process for shareholder communications with the Board. We believe it is appropriate to not have a formal process for shareholder communications with the Board because historically we have received such shareholder communications very infrequently. Nevertheless, we have tried to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been good. A shareholder may submit any communication with directors to us at our corporate offices, to the attention of John F. Ashburn, Jr., Vice President, General Counsel and Corporate Secretary.

EXECUTIVE OFFICERS

As of September 29, 2017, the executive officers of the Company, their ages, their business experience and their principal occupation during the past five years were as follows:

Name	Age	Position	Date of Appointment
Mark A. Smith	58	CEO, President, Executive Chairman and Director	CEO and Director: September 23, 2013 President and Executive Chairman: May 31, 2015
Neal Shah	43	Chief Financial Officer	July 1, 2016
Scott Honan	46	Vice President, Business Development	May 6, 2014
John Ashburn, Jr.	62	Vice President, General Counsel and Corporate Secretary	April 2, 2015
Jim Sims	56	Vice President, External Affairs	November 2, 2015

The following sets forth a brief description of the business experience of each executive officer of the Company:

Mark Smith – Executive Chairman, Director, President and Chief Executive Officer

Please see the description of Mr. Smith’s business experience under “Particulars of Matters to Be Acted Upon – I – Election of Directors,” above.

Neal Shah – Chief Financial Officer

Mr. Shah joined NioCorp in September 2014 as Vice President of Finance, and now serves as the Company’s CFO. Mr. Shah served as Finance Manager at Covidien Ltd., a medical device company since acquired by Medtronic, from May 2014 through September 2014. From April 2011 until May 2014, he held the positions of Senior Manager of Corporate Development and M&A and more recently the Director of Strategy and Business Planning at Molycorp, Inc. Mr. Shah graduated from the University of Colorado with a BSc in Mechanical Engineering in 1996, and from Purdue University with an MBA in 2002. Since the completion of his MBA, Mr. Shah also held key finance roles with Intel Corporation and IBM.

Scott Honan – Vice President, Business Development

Mr. Honan joined NioCorp in May 2014 and now serves as Vice President, Business Development. He also serves as President of Elk Creek Resources Corporation, the NioCorp subsidiary that is developing the Elk Creek Project in Nebraska. Prior to his work at NioCorp, Mr. Honan served in several leadership capacities at Molycorp, Inc. from February 2001 until May 2014, including as Vice President/Director Health, Environment, Safety and Sustainability and General Manager and Environmental Manager from July 2011 to May 2014. With over 24 years of experience in the gold and rare earth industries, Mr. Honan is a graduate of Queen’s University in Mining Engineering in both Mineral Processing (B.Sc. Honors) and Environmental Management (M.Sc.) disciplines.

John Ashburn, Jr. – Vice President, General Counsel and Corporate Secretary

An attorney with 36 years of experience, including 26 years in extractive industries, Mr. Ashburn joined NioCorp in January 2015 and was appointed to Vice President, General Counsel and Corporate Secretary in April 2015. He served as Vice President, Chief Legal Officer and a member of the Board of Directors of Simbol, Inc., a privately held development stage Lithium production company, from May 2013 until January 2015, and was Executive Vice President and General Counsel of Molycorp, Inc. from December 2008 until April 2013. Prior to that, he held senior legal positions with Chevron and Unocal. Mr. Ashburn holds a Juris Doctorate from Northern Illinois University, School of Law.

Jim Sims - Vice President, External Affairs

Mr. Sims has more than 25 years of experience in devising and executing marketing, media relations, public affairs, and investor relations operations for companies in the mining, chemical, manufacturing, utility, and renewable energy sectors. He joined NioCorp in November 2015, after serving for more than five years as Director (and then Vice President) of Corporate Communications for Molycorp, Inc. from March 2010 through November 2015. Since May 2016, Mr. Sims has also served as Director of Investor and Public Relations for IBC. Mr. Sims was President and CEO of Policy Communications, Inc. from 1998 until 2010, and served as White House Director of Communications for the Energy Policy Development Group. A former U.S. Senate Chief of Staff, he is the co-founder and former Executive Director of the Geothermal Energy Association, and he has served as Board Chairman of the Rare Earth Technology Alliance. He is an honors graduate of Georgetown University.

EXECUTIVE COMPENSATION

The following table sets out the compensation for the fiscal years ending June 30, 2017 and 2016 for the individual who served as the Company’s Chief Executive Officer (or “CEO”) during the last fiscal year, as well as the Company’s four other most highly compensated executive officers other than the CEO who were serving at the end of the last fiscal year (including three executive officers who were equally compensated) (collectively, the “named executive officers”):

Fiscal 2017 Summary Compensation Table

Name and Principal Position	Fiscal Year		Salary ($)	Option Awards (1) ($)	Total ($)
Mark A Smith, Chief Executive Officer, President	2017	(2)	$270,000	$198,688	$468,688
	2016	(2)	$270,000	$157,972	$427,972
	2015	(2)	$270,000	$287,230	$557,230
Scott Honan, Vice President Business Development	2017		$225,000	$122,269	$347,269
	2016		$212,500	$105,315	$317,815
	2015		$200,000	$162,940	$362,940
John Ashburn, Jr., Vice President, General Counsel and Corporate Secretary	2017		$200,000	$122,269	$322,269
	2016		$200,000	$73,720	$273,720
Neal Shah, Chief Financial Officer	2017		$200,000	$122,269	$322,269
	2016	(3)	$109,375	$73,720	$183,095
Jim Sims, Vice President External Affairs	2017		$200,000	$122,269	$322,269
	2016	(4)	$116,667	$103,348	$220,015

(1)	Reflects the grant date fair value of the Option awards granted during the reported fiscal years computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 8 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

(2)	Disclosed amounts paid to KMSmith LLC, an entity controlled by Mr. Smith.

(3)	Mr. Shah was appointed to Chief Financial Officer on July 1, 2016.

(4)	Employment for Mr. Sims started on December 1, 2015.

Narrative Disclosure to Summary Compensation Table

Compensation Governance

The Company’s Compensation Committee determines an appropriate amount of compensation for its executives, reflecting the need to provide incentives and compensation for the time and effort expended by the executives while taking into account the financial and other resources of the Company.

The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties (including compensation consultants and advisers), but it did not retain any such outside consultants or advisors during the fiscal year ended June 30, 2017.

Compensation Program Design

The Board, in conjunction with the Compensation Committee, determines compensation and rewards to senior management on the basis of individual and corporate performance, both in the short term and the long term, while at the same time being mindful of the responsibility that the Company has to its shareholders.

In general, the Compensation Committee considers that its compensation program should be relatively simple in concept, given the current stage of the Company’s development, and that its focus should be balanced between reasonable current compensation and longer-term compensation tied to performance of the Company as a whole. The Compensation Committee has not established a formal set of benchmarks or performance criteria to be met by the Company’s named executive officers; rather, the members of the Compensation Committee use their own subjective assessments of the level of success of the Company to determine, collectively, whether or not the named executive officers are successfully achieving the Company’s business plan and strategy and the degree to which they have performed in that regard. The Compensation Committee has not established any set or formal formula for determining named executive officer compensation, either as to the amount thereof or the specific mix of compensation elements, and compensation (and adjustments from time to time) is set through informal discussions at the Compensation Committee level.

Key Elements of Named Executive Officer Compensation

Base Salaries

The members of the Compensation Committee use their own experience and familiarity with the industry, and consider the factors described above, to determine what they believe to be reasonable base salaries for our named executive officers. The base salaries of the named executive officers are set at levels which are considered by the members of the Compensation Committee to be competitive, thereby enabling the Company to compete for and retain executives critical to the long-term success of the Company. Initially, base salaries (or, for Mr. Smith, base consulting fees) are set through negotiation when executive officers join the Company (with direct input from the Compensation Committee) and are subsequently reviewed each fiscal year to determine if adjustments are required. There were no changes to named executive officer salaries during the fiscal year ended June 30, 2017.

Bonus Compensation

The Board has discretion, where deemed appropriate and financially affordable for the Company, to grant a cash bonus to a named executive officer based on the performance of both the individual named executive officer and the Company. No such cash bonuses were granted to any named executive officer during fiscal 2017.

Option-Based Awards

The incentive portion of each named executive officer’s compensation package consists primarily of Options awarded under the Option Plan. Share ownership opportunities through the grant of Options are provided to align the interests of senior management of the Company with the longer-term interests of the shareholders of the Company.

The Option Plan is administered by the Compensation Committee, and is intended to advance the interests of the Company through the motivation, attraction and retention of officers and other key employees, directors and consultants of the Company and affiliates of the Company and to secure for the Company and its shareholders the benefits inherent in the ownership of Common Shares of the Company by officers and other key employees, directors and consultants of the Company and affiliates of the Company. Grants of Options under the Option Plan are proposed/recommended by the CEO, and reviewed by the Compensation Committee. The Compensation Committee can approve, modify or reject any proposed grants, in whole or in part. In general, the allocation of available Options among the eligible participants in the Option Plan is on an ad hoc basis, and there is no set formula for allocating available Options, nor is there any fixed benchmark or performance criteria to be achieved in order to receive an award of or vest in Options.

The Compensation Committee does not consider the accounting value of any such Option grants in determining the number of Options to award to any individual, as any such “value” is an accounting measure that is not relevant to incentivizing the individual. The timing of the grants of Options is determined by the Compensation Committee, and there is no regular interval for the awarding of Option grants. In general, a higher level of responsibility will result in a larger grant of Options. Because the number of Options available is limited, in general, the Compensation Committee aims to have individuals at what it subjectively considers to be the same levels of responsibility holding equivalent numbers of Options, with additional grants being allocated for individuals who the Compensation Committee believes are in a position to more directly affect the success of the Company through their efforts.

The Compensation Committee looks at the overall number of Options held by an individual (plus the exercise prices and remaining terms of existing Options and whether any previously granted Options have expired out of the money or were exercised) and takes such information into consideration when reviewing proposed new grants. After considering the CEO’s recommendations and the foregoing factors, the resulting proposed Option grant (if any) is then submitted to the Board for approval.

During the fiscal year ended June 30, 2017, the Compensation Committee approved all recommendations for the grant of Options proposed by management, and the named executive officers were granted the following numbers of Options effective March 6, 2017, each with an exercise price per share of C$0.76: Mr. Smith, 650,000 Options; Mr. Honan, 400,000 Options; Mr. Ashburn, 400,000 Options; Mr. Shah, 400,000 Options; and Mr. Sims, 400,000 Options. These Options generally vest as follows: 50% six months after the grant date, 25% 12 months after the grant date, and the remainder 18 months after the grant date. Options generally remain exercisable until five years after the grant date.

Employment Agreements

The Company and KMSmith, LLC (“KMSmith”) entered into a Consulting Agreement effective September 23, 2013 (the “Smith Agreement”). Under the terms of the Smith Agreement, KMSmith, through Mark Smith, performs the duties and responsibilities of the Chief Executive Officer of the Company and related services, for an indefinite term at a base rate of $270,000 per year, generally payable in equal monthly installments of $22,500. KMSmith also received a one-time signing bonus of $165,000. Any other bonuses and incentive payments are payable at the discretion of the Board. Mr. Smith is eligible to receive Options under the Option Plan, as determined by the Board.

The Company may terminate the Smith Agreement at any time without notice or payment if (1) KMSmith commits a material breach of the Smith Agreement (subject to a cure period in certain circumstances), (2) Mr. Smith dies or becomes permanently disabled, or (3) certain other “for cause” scenarios occur (as further described in the Smith Agreement). In the event the Smith Agreement is terminated by the Company for any other reason or if KMSmith terminates the Smith Agreement on the occurrence of a Triggering Event, the Company shall pay KMSmith a lump sum termination fee equal to the annual salary in effect at the termination date as well as the average of any annual bonuses or other cash incentive payments for two calendar years immediately preceding the year the termination occurs. A Triggering Event is defined as: a substantial change in the nature of services to be performed by KMSmith; a material breach by the Company of the Smith Agreement that is not remedied within 30 days of notice; the ceasing of the Company as a going concern; the failure of the Company to pay a material amount due pursuant to the Smith Agreement within 30 days of the due date; or a material reduction in salary or any other form of compensation payable by the Company to KMSmith, except where all senior executives or consultants of the Company are subject to relatively similar reductions in such values. KMSmith may terminate the Smith Agreement for a reason other than a Triggering Event on 90 days’ written notice and, should the Company immediately accept such termination notice, it shall pay KMSmith the sum of $69,904. Should a change of control of the Company occur (as that term is defined in the Smith Agreement) and, within one year, either a Triggering Event occurs and KMSmith terminates the Smith Agreement or KMSmith’s engagement is terminated by the Company under circumstances that would give rise to a termination payment in the absence of a change of control, then KMSmith shall be entitled to receive an amount equal to the annual salary in effect at the termination date as well as the average of any annual bonuses or other cash payments for two calendar years immediately preceding the year the termination occurs. In the event KMSmith is entitled to a termination payment with respect to a change of control, any Options previously granted to Mr. Smith shall become fully vested and shall remain exercisable for the original term of grant despite a termination of KMSmith. Termination payments under the Smith Agreement are generally contingent on a release of claims by KMSmith. The Smith Agreement also includes customary confidentiality and six-month employee non-solicitation provisions.

If the Smith Agreement is terminated by the Company for any reason other than as set out in the Smith Agreement, if KMSmith terminates the Smith Agreement on the occurrence of a Triggering Event, or should a change of control of the Company occur and within one year, either a Triggering Event occurs and KMSmith terminates the Smith Agreement or KMSmith’s engagement is terminated without the occurrence of a Triggering Event, effective as of June 30, 2017, KMSmith would have been entitled to a payment of $293,783.

No other named executive officer is party to an employment agreement with the Company.

Stock Options Under Option Plan

In accordance with the Option Plan, the Company granted Options to its named executive officers during the Company’s 2017 fiscal year; no other equity based awards were granted to the named executive officers during the 2017 fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at June 30, 2017. The Company has not granted full value stock-based awards to any of its named executive officers.

Outstanding Equity Awards at 2017 Fiscal Year-End

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price (C$)	Option Expiration Date	Value of Unexercised in-the-Money Options ($)
Mark A. Smith	12/22/2014	300,000	—	0.80	12/22/2017	$—
	1/19/2016	562,500	187,500	0.62	1/19/2021	75,133
	3/6/2017	—	650,000	0.76	3/6/2022	—
Total		862,500	837,500			75,133

Neal Shah	9/2/2014	500,000	—	0.76	9/2/2017	—
	12/22/2014	200,000	—	0.80	12/22/2017	—
	1/19/2016	262,500	87,500	0.62	1/19/2021	35,062
	3/6/2017	—	400,000	0.76	3/6/2022	—
Total		962,500	487,500			35,062

Scott Honan	7/28/2014	250,000	—	0.65	7/28/2017	19,265
	12/22/2014	200,000	—	0.80	12/22/2017	—
	1/19/2016	375,000	125,000	0.62	1/19/2021	50,089
	3/6/2017	—	400,000	0.76	3/6/2022	—
Total		825,000	525,000			69,354

John Ashburn, Jr.	12/22/2014	500,000	—	0.80	12/22/2017	—
	1/19/2016	262,500	87,500	0.62	1/19/2021	35,062
	3/6/2017	—	400,000	0.76	3/6/2022	—
Total		762,500	487,500			35,062

Jim Sims	1/19/2016	375,000	125,000	0.62	1/19/2021	50,089
	3/6/2017	—	400,000	0.76	3/6/2022	—
Total		375,000	525,000			50,089

Total for all Named Executive Officers:		3,787,500	2,862,500			$264,700

(1)	Unvested Options generally vest as follows: 50% six months after the grant date, 25% 12 months after the grant date, and the remainder 18 months after the grant date. Options generally remain exercisable until five years after the grant date.

Incentive Plan Awards – Value Vested or Earned During the Year

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Mark A. Smith	$100,478	—	—
Neal Shah	46,890	—	—
Scott Honan	66,985	—	—
John Ashburn, Jr.	46,890	—	—
Jim Sims	66,985	—	—

Retirement Plan Benefits

Each named executive officer is eligible to participate in the Company’s 401(k) savings plan, which is designed to reward continued employment with the Company and assist participants with financial preparation for retirement. All amounts credited under the 401(k) savings plan relate to participant contributions. The Company does not currently make matching or other contributions to the 401(k) savings plan.

Termination and Change of Control Benefits

Except as described above, the Company has not entered into any plans or arrangements in respect of remuneration received or that may be received by the named executive officers in respect of compensating such officers or directors in the event of a change of control, termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control.

EQUITY COMPENSATION PLANS

The Company has an incentive stock option plan under which Options are granted. Options have been determined by the Company’s directors and are only granted in compliance with applicable laws and regulatory policy.

The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of June 30, 2017.

Equity Compensation Plan Information
Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Second Column)
Equity Compensation Plans Approved by Security Holders (1)	16,605,000	C$ 0.73	3,272,633(2)
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A
Total	16,605,000	C$ 0.73	3,272,633(2)

(1)	Represents Options granted pursuant to the Company’s Option Plan.

(2)	Generally, the maximum aggregate number of Common Shares which may be made issuable pursuant to the exercise of Options granted under the Option Plan at any particular time (together with those Common Shares which may be issued pursuant to any other security-based compensation plan of the Company or any other options for services granted by the Company at such time) will be a maximum of ten percent (10%) of the number of issued and outstanding Common Shares at such time, provided that if any Option subject to the Option Plan is exercised, forfeited, expires, is terminated or is cancelled for any reason whatsoever, then the Common Shares previously subject to such Option are automatically reloaded and available for future Option grants.

Description of the Option Plan

On January 22, 2016, NioCorp’s Board of Directors adopted the Option Plan.

As of the date of this Information Circular there are 14,844,909 Options outstanding which represents, approximately 7.26% of the Company’s currently issued and outstanding Common Shares.

During the fiscal year ended June 30, 2017, the Compensation Committee approved all recommendations for the grant of Options proposed by management (of which an aggregate of 2,250,000 (35%) were granted to NEOs, 1,800,000 (28%) were granted to directors who are not NEOs and 2,310,000 (36%) were granted to non-NEO employees and consultants).

Purpose of the Plan

The Option Plan is intended as an incentive to enable the Company to attract and retain qualified directors, officers, employees and consultants of the Company and its affiliates, promote a proprietary interest in the Company and its affiliates among its employees, officers, directors and consultants and stimulate the active interest of such persons in the development and financial success of the Company and its affiliates.

General Description of the Plan

The Option Plan is administered by the Compensation Committee. Options are granted by the Board based upon the recommendations of the Compensation Committee. The Option Plan will be effective until January 22, 2026, unless terminated earlier by the Board.

A brief description of the Option Plan is as follows:

1.	Options may be granted to Employees, Senior Officers, Directors, Non-Employee Directors, Management Company Employees and Consultants (all as defined in the Option Plan) of the Company and its affiliates who are, in the opinion of the Compensation Committee, in a position to contribute to the success of the Company or any of its affiliates.

2.	The aggregate number of common shares that may be issuable pursuant to Options granted under the Option Plan at any particular time (together with those common shares which may be issued pursuant to any other security-based compensation plan(s) of the Company or any other option(s) for services granted by the Company at such time), unless otherwise approved by shareholders, may not exceed that number which is equal to 10% of the common shares issued and outstanding at such time. For greater certainty, in the event Options are exercised, expire or otherwise terminate, the Company may (subject to such 10% limit) grant an equivalent number of new Options under the Option Plan and the Company may (subject to such 10% limit) continue to grant additional Options under the Option Plan as its issued capital increases, even after the Option Plan has received regulatory acceptance and shareholder approval.

3.	The number of common shares subject to each Option will be determined by the Board at the time of grant (based upon the recommendations of the Compensation Committee), provided that:

(a)	the maximum aggregate number of common shares reserved for issuance pursuant to Options granted under the Option Plan and any other share compensation arrangements of the Company for issuance to insiders at any particular time may not exceed 10% of the issued common shares at such time; and

(b)	the number of common shares issued to Insiders pursuant to the Option Plan (together with any common shares issued to insiders pursuant to any other share compensation arrangements of the Company) within a 12-month period may not exceed 10% of the issued and outstanding number of common shares.

Subject to the overall 10% limit described in 2 above, and the limitations on Options to insiders as set forth above, there is no maximum limit on the number of Options which may be granted to any one person.

4.	The exercise price of an Option will be set by the Compensation Committee in its discretion, but such price shall be not less than the greater of:

(a)	the “volume weighted average trading price” - calculated by dividing the total value by the total volume of common shares traded on the TSX during the five trading days immediately prior to the date of grant); and

(b)	the closing price of the common shares on the TSX on the day prior to the Option grant.

5.	Options may be exercisable for a period of up to ten years from the date of grant. The Option Plan does not contain any specific provisions with respect to the causes of cessation of entitlement of any optionee to exercise his Option, provided, however, that the Board may, at the time of grant, determine that an Option will terminate within a fixed period (which is shorter than the Option term) upon the ceasing of the optionee to be an eligible optionee (for whatever reason) or upon the death of the optionee, provided that, in the case of the death of the optionee, an Option will be exercisable only within one year from the date of the optionee’s death.

6.	Notwithstanding the expiry date of an Option set by the Board, the expiry date will be adjusted, without being subject to the discretion of the Board or the Compensation Committee, to take into account any blackout period imposed on the optionee by the Company. If the expiry date falls within a blackout period, then the expiry date will be the close of business on the tenth business day after the end of such blackout period. Alternatively, if the expiry date falls within two business days after the end of such a blackout period, then the expiry date will be the difference between 10 business days reduced by the number of business days between the expiry date and the end of such blackout period.

7.	The Option Plan does not provide for any specific vesting periods. The Compensation Committee may, at the time of grant of an Option, determine when that Option will become exercisable and any applicable vesting periods and may determine that that Option will be exercisable in installments.

8.	On the occurrence of a takeover bid, issuer bid or going private transaction, the Board has the right to accelerate the date on which any Option becomes exercisable and may, if permitted by applicable legislation, permit an Option to be exercised conditional upon the tendering of the common shares thereby issued to such bid and the completion of, and consequent taking up of such common shares under, such bid or going private transaction.

9.	Options are non-assignable except in the event of the death of the optionee and may, during his/her lifetime, only be exercised by the optionee.

10.	The exercise price per Optioned share under an Option may be reduced, at the discretion of the Board (upon the recommendation of the Compensation Committee), if:

(a)	at least six months has elapsed since the later of the date such Option was granted and the date the exercise price for such Option was last amended; and

(b)	shareholder approval is obtained, including disinterested shareholder approval if required by the TSX.

11.	The present policy of the Board is not to provide any financial assistance to any optionee in connection with the exercise of any Option.

12.	The present policy of the Board is not to transform an Option granted under the Option Plan into a stock appreciation right.

13.	If there is any change in the number of common shares outstanding through any declaration of a stock dividend or any consolidation, subdivision or reclassification of the common shares, the number of shares available under the Option Plan, the shares subject to any granted Option and the exercise price thereof will be adjusted proportionately, subject to any approval required by the TSX. If the Company amalgamates, merges or enters into a plan of arrangement with or into another corporation and the Company is not the surviving or acquiring corporation, then, on any subsequent exercise of such Option, the optionee will receive such securities, property or cash which the optionee would have received upon such reorganization if the optionee had exercised his or her Option immediately prior to the record date.

14.	The Option Plan provides that, subject to the policies, rules and regulations of any lawful authority having jurisdiction (including the TSX), the Board may, at any time, without further action or approval by the shareholders of the Company, amend the Option Plan or any Option granted under the Plan in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to:

(a)	ensure that the Options granted under the Option Plan will comply with any provisions respecting stock options under tax and other laws in force in any country or jurisdiction of which a optionee to whom an Option has been granted may from time to time be resident or a citizen;

(b)	make amendments of an administrative nature;

(c)	correct any defect, supply any omission or reconcile any inconsistency in the Option Plan, any Option or Option agreement;

(d)	change vesting provisions of an Option or the Option Plan;

(e)	change termination provisions of an Option provided that the expiry date does not extend beyond the original expiry date;

(f)	add or modify a cashless exercise feature providing for payment in cash or securities upon the exercise of Options;

(g)	make any amendments required to comply with applicable laws or the requirements of the TSX or any regulatory body or stock exchange with jurisdiction over the Company;

(h)	add or change provisions relating to any form of financial assistance provided by the Company to participants under the Option Plan that would facilitate the purchase of securities under the Option Plan;

provided that shareholder approval shall be obtained for any amendment that results in:

●	an increase in the common shares issuable under Options granted pursuant to the Option Plan;

●	a change in the persons who qualify as participants eligible to participate under the Option Plan;

●	a reduction in the exercise price of an Option;

●	the cancellation and reissuance of any Option;

●	the extension of the term of an Option;

●	a change in the insider participation limit;

●	Options becoming transferable or assignable other than for the purposes described in section 10 of the Option Plan; and

●	a change in the amendment provisions contained in the Option Plan.

Other Compensation Arrangements

Other than the Option Plan, the Company does not have any other compensation arrangements.

Exchange Controls

There are no governmental laws, decrees, or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of NioCorp, other than Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations for U.S. Residents” below.

Certain Canadian Federal Income Tax Considerations for U.S. Residents

The following summarizes certain Canadian federal income tax consequences generally applicable under the Income Tax Act (Canada) and the regulations enacted thereunder (collectively, the “Canadian Tax Act”) and the Canada-United States Income Tax Convention (1980) (the “Convention”) to the holding and disposition of Common Shares.

Comment is restricted to holders of Common Shares each of whom, at all material times for the purposes of the Canadian Tax Act and the Convention, (i) is resident solely in the United States, (ii) is entitled to the benefits of the Convention, (iii) holds all Common Shares as capital property, (iii) holds no Common Shares that are “taxable Canadian property” (as defined in the Canadian Tax Act) of the holder, (iv) deals at arm’s length with and is not affiliated with NioCorp, (v) does not and is not deemed to use or hold any Common Shares in a business carried on in Canada, and (vi) is not an insurer that carries on business in Canada and elsewhere (each such holder, a “U.S. Resident Holder”).

Certain U.S.-resident entities that are fiscally transparent for United States federal income tax purposes (including limited liability companies) may not in all circumstances be regarded by the Canada Revenue Agency (the “CRA”) as entitled to the benefits of the Convention. Members of or holders of an interest in such an entity that holds Common Shares should consult their own tax advisers regarding the extent, if any, to which the CRA will extend the benefits of the Convention to the entity in respect of its Common Shares.

Generally, a holder’s Common Shares will be considered to be capital property of the holder provided that the holder is not a trader or dealer in securities, did not acquire, hold, or dispose of the Common Shares in one or more transactions considered to be an adventure or concern in the nature of trade (i.e. speculation), and does not hold the Common Shares in the course of carrying on a business.

Generally, a holder’s Common Shares will not constitute “taxable Canadian property” of the holder at a particular time at which the Common Shares are listed on a “designated stock exchange” (which currently includes the TSX) unless both of the following conditions are true:

(i)	at any time during the 60-month period that ends at the particular time, 25% or more of the issued shares of any class of the capital stock of NioCorp were owned by or belonged to one or any combination of:

a.	the holder,

b.	persons with whom the holder did not deal at arm’s length, and

c.	partnerships in which the holder or a person referred to in clause (B) holds a membership interest directly or indirectly through one or more partnerships, and

(ii)	at any time during the 60-month period that ends at the particular time, more than 50% of the fair market value of the Common Shares was derived directly or indirectly from, one or any combination of, real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Canadian Tax Act), “timber resource properties” (as defined in the Canadian Tax Act), or options in respect of, or interests in any of the foregoing, whether or not the property exists.

This summary is based on the current provisions of the Canadian Tax Act and the Convention in effect on the date hereof, all specific proposals to amend the Canadian Tax Act and Convention publicly announced by or on behalf of the Minister of Finance (Canada) on or before the date hereof, and the current published administrative and assessing policies of the CRA. It is assumed that all such amendments will be enacted as currently proposed, and that there will be no other material change to any applicable law or administrative or assessing practice, although no assurance can be given in these respects. Except as otherwise expressly provided, this summary does not take into account any provincial, territorial, or foreign tax considerations, which may differ materially from those set out herein.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations, and is not intended to be and should not be construed as legal or tax advice to any particular U.S. Resident Holder. U.S. Resident Holders are urged to consult their own tax advisers for advice with respect to their particular circumstances. The discussion below is qualified accordingly.

A U.S. Resident Holder who disposes or is deemed to dispose of one or more Common Shares generally should not thereby incur any liability for Canadian federal income tax in respect of any capital gain arising as a consequence of the disposition.

A U.S. Resident Holder to whom NioCorp pays or is deemed to pay a dividend on the holder’s Common Shares will be subject to Canadian withholding tax, and NioCorp will be required to withhold the tax from the dividend and remit it to the CRA for the holder’s account. The rate of withholding tax under the Canadian Tax Act is 25% of the gross amount of the dividend, but should generally be reduced under the Convention to 15% (or, if the U.S. Resident Holder is a company which is the beneficial owner of at least 10% of the voting stock of NioCorp, 5%) of the gross amount of the dividend. For this purpose, a company that is a resident of the United States for purposes of the Canadian Tax Act and the Convention and is entitled to the benefits of the Convention shall be considered to own the voting stock of NioCorp owned by an entity that is considered fiscally transparent under the laws of the United States and that it is not a resident of Canada, in proportion to the Company’s ownership interest in that entity.

PERFORMANCE GRAPH

The following graph compares total cumulative shareholder return for $100 invested in common shares of the Company, from July 1, 2012 to June 30, 2017, with the cumulative total return of the S&P/TSX Composite Index:

The chart includes the Company’s performance over a five-year period, relative to the performance of the S&P/TSX Composite Index. The Company’s cumulative return was materially more than the performance of the index. As an exploration stage company, executive officer compensation has not historically been adjusted to reflect share performance trends. Since 2012, compensation to executive officers has remained flat, except for increases supported by additional job responsibilities and/or job promotions.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or executive officers, proposed nominees for election as directors or associates of any of them, is or has been indebted to the Company or our subsidiaries at any time since the beginning of the most recently completed financial year, and no indebtedness remains outstanding as at the date of this Information Circular.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company and no associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since the commencement of our last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of our subsidiaries, other than Mark A. Smith, 7000 S. Yosemite Street, Suite 115, Centennial, CO 80112, as disclosed in the Company’s 2017 Annual Report on Form 10-K under the heading “Certain Relationships and Related Person Transactions.”

An “informed person” means:

(a)	a director or executive officer of the Company;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company;

(c)	any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10 percent of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	the Company if it has purchased, redeemed or otherwise acquired any of its securities, so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company are not to any substantial degree performed by any person other than the executive officers and directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant shareholders since July 1, 2014.

Loan Transactions:

On June 17, 2015, the Company entered into the Original Smith Loan in the amount of $1.5 million with Mark A. Smith, Chief Executive Officer and Executive Chairman of NioCorp.

On July 1, 2015, the Company entered into a non-revolving credit facility agreement (collectively, with the Original Smith Loan, the “Smith Loans”) in the amount of $2.0 million with Mark Smith and completed a drawdown of $0.5 million on that day, and an additional $0.1 million was drawn under the credit facility on December 2, 2015. A total indebtedness of $2.1 million (comprised of $0.6 million under the credit facility and $1.5 million under the Original Smith Loan) was outstanding as of December 31, 2015. Both arrangements bear an interest rate of 10%, are secured by the Company’s assets pursuant to a general security agreement, are subject to both a 2.5% establishment fee and 2.5% prepayment fee.

On January 13, 2016, the Company repaid $1.1 million of the outstanding Smith Loans, representing 100% of amounts drawn down under the credit facility, plus $0.5 million of the amount due under the one-year loan plus accrued interest of $108,461.

Effective June 16, 2016, the Company and Mr. Smith agreed to extend the due date for the remaining loan amount of $1 million until June 16, 2017.

On January 16, 2017, the Company and Mr. Smith entered into the Smith Credit Agreement pursuant to which Mr. Smith agreed to make available to the Company a credit facility of up to $2.0 million. Under the Smith Credit Agreement, Mr. Smith has agreed to advance amounts requested by the Company under the credit facility (the “Loan”) up to the $2.0 million maximum. The credit facility is non-revolving and amounts paid back under the terms of the Smith Credit Agreement do not again become available for drawdowns at the request of the Company.

The Company will pay interest to Mr. Smith on amounts outstanding under the Loan and on any overdue interest at a rate equal to 10% per annum, calculated monthly in arrears, through to the date of repayment of the Loan. Interest on the Loan will be computed on the basis of a 360-day year comprised on twelve 30-day months. Mr. Smith will also receive an establishment fee equal to 2.5% of the amount of any drawdown payable at the time of the drawdown as consideration of the advancement of such drawdown.

Any outstanding balance on the Loan, including accrued interest, shall be immediately due and payable by the Company on the date of expiration of the Smith Credit Agreement, on January 16, 2018 or upon the occurrence of an Event of Default (as described below). The Company can pre-pay the Loan at any time without notice and without penalty or prepayment fees.

Drawdowns under the Smith Credit Agreement must be made on a business day before the expiration date for a minimum amount of $10,000 and not cause to total amount advanced to exceed $2,000,000. Further, Mr. Smith must have received the written drawdown request along with payment of the establishment fee. Each drawdown request is subject to the consent of Mr. Smith, which may be withheld in Mr. Smith’s sole discretion.

Under the terms of the Smith Credit Agreement, the Company has covenanted that so long as monies are outstanding under the Loan, it will: (a) repay, or cause to be repaid, the Loan and all other monies required to be paid to Mr. Smith in accordance with the Smith Credit Agreement and (b) duly observe and perform all obligations and agreement set forth in the Smith Credit Agreement.

The following occurrences will trigger an Event of Default under the Smith Credit Agreement, causing the principal amount of the Loan outstanding, plus accrued interest, costs and all other monies owing to Mr. Smith to immediately become payable upon demand by Mr. Smith: (a) if the Company shall default in any payment of principal, interest or other amount when the same is required under the Smith Credit Agreement and such default has continued for a period of seven days after notice in writing has been given by Mr. Smith to the Company regarding such default, (b) if the Company shall become insolvent, make a general assignment for the benefit of its creditors, or passes a resolution for the winding-up, merger or amalgamation of the Company, or the Company declares bankruptcy or a receiver is appointed under applicable law, or a compromise or arrangement is proposed by the Company to its creditors, or the occurrence of similar events, or (c) if the Company defaults in observing or performing any other covenant or agreement of the Smith Credit Agreement and such default has continued for a period of seven days after notice in writing has been given by Mr. Smith to the Company regarding such default.

The Smith Credit Agreement is secured, along with the $1.0 million outstanding under the Original Smith Loan, by all of the Company’s assets pursuant to a general security agreement between the Company and Mr. Smith dated June 17, 2015.

On March 24, 2017, we announced that we had entered into amending agreements dated March 20, 2017, with Mr. Smith to extend the due dates of the Smith Credit Agreement and Original Smith Loan to June 16, 2018 and June 17, 2018, respectively.

During the years ended June 30, 2017 and 2016, the Company paid interest of $71,000 and $108,000, respectively, under the Smith loans, with $99,000 remaining payable as of June 30, 2017.

As of August 29, 2017, there was $1,000,000 and $175,000 principal amount outstanding under the Smith Loans and the Smith Credit Agreement, respectively.

Review and Approval of Related Person Transactions

The Company does not currently have in place any specific policy or procedure in respect of loan transactions or the purchase of securities of the Company from treasury by the Company’s directors or officers. Sections 147-153 of the BCBCA set out rules and procedures applicable to all British Columbia corporations, pursuant to which a director presented with a resolution in respect of any matter (including an equity issuance) in respect of which he/she has an interest must disclose that interest in writing to the Company’s board of directors prior to the approval of such matter. This procedure ensures that each equity issuance to a director or officer of the Company is approved by all directors of the Company not involved in such sale. All loan transactions from directors and officers are subject to review and approval by the Board of Directors prior to acceptance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon the review of the copies of Section 16(a) forms received by the Company, and upon written representations from reporting persons concerning the necessity of filing a Form 5 Annual Statement of Changes in Beneficial Ownership, the Company believes that, during fiscal 2017, all filing requirements applicable to reporting persons were met, other than the filing of a Form 4 for Mr. Mark Smith reporting the (a) exercise of existing warrants for Common Shares and (b) sale of existing warrants, which Form 4 was inadvertently filed late due to an administrative error on November 8, 2016.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A of the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Company’s shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of the Company will be June 12, 2018. If a shareholder proposal is not submitted to the Company by June 12, 2018, the Company may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Company by August 26, 2018 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained in the Articles of the Company. A shareholder wishing to make a proposal for consideration at an annual general meeting of the Company or wishing to nominate a person to act as a director of the Company should ensure they follow the applicable procedures set forth in the BCBCA and the Articles of the Company.

Under the Company’s advance notice policy, adopted by the shareholders of the Company on December 15, 2014, nominations of persons for election to the Board of Directors must be received by the corporate secretary of the Company not less than 30 days before the date of the Meeting.

DISSENTERS’ RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s common shares.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting or the Company’s Annual Report to Shareholders, the shareholder may receive copies by contacting the Corporate Secretary at 7000 South Yosemite Street, Suite 115, Centennial, CO 80112, or by calling (855) 264-6267. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

Additional information about the Company is located on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and Management’s Discussion and Analysis for its most recently completed financial year ended June 30, 2017. At the written request of any shareholder who owns shares on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s Annual Report to Shareholders. If requested, the Company will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Annual Report, the financial statements and Management’s Discussion and Analysis should be made by writing to the Vice-President, General Counsel and Corporate Secretary, Mr. John Ashburn, at the following address:

NioCorp Developments Ltd.

7000 South Yosemite Street, Suite 115

Centennial, CO 80112

OTHER MATERIAL FACTS

Management knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matter in accordance with the best judgment of the persons voting by proxy.

DATED at Centennial, Colorado, on the 29th day of September, 2017.

BY ORDER OF THE BOARD

NIOCORP DEVELOPMENTS LTD.

/s/ Mark A. Smith

Mark A. Smith

President, Chief Executive Officer, Executive Chairman and Director

SCHEDULE A
LONG-TERM INCENTIVE PLAN

NIOCORP DEVELOPMENTS LTD.

LONG TERM Incentive PLAN

Approved by the Board of Directors on September 29, 2017 and by Shareholders on ________________, 2017

PART I – GENERAL PROVISIONS

1.	PREAMBLE AND DEFINITIONS

1.1	Title.

The Plan described in this document shall be called the “NioCorp Developments Ltd. Long Term Incentive Plan”.

1.2	Purpose of the Plan.

1.2.1	The purposes of the Plan are:

(a)	to promote a further alignment of interests between officers, employees and other eligible service providers and the shareholders of the Corporation;

(b)	to potentially associate a portion of the compensation payable to officers, employees and other eligible service providers with the returns achieved by shareholders of the Corporation; and

(c)	to help attract and retain officers, employees and other eligible service providers with the knowledge, experience and expertise required by the Corporation.

1.2.2	The Plan shall serve as the successor to the Corporation’s 2016 Incentive Stock Option Plan approved by shareholders on February 23, 2016 (the “Prior Plan”), and no further awards shall be made under the Prior Plan on and after the effective date of the Plan. All outstanding awards under the Prior Plan immediately prior to the effective date of the Plan shall be included in the maximum number of Shares and other limitations set forth in Section 4 herein. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant and the Prior Plan, and no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such awards.

1.3	Definitions.

1.3.1	“Affiliate(s)” shall mean a Parent or Subsidiary of the Corporation.

1.3.2	“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder, and Stock Exchange Rules.

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1.3.3	“Beneficiary” means, subject to Applicable Law, an individual who has been designated by a Participant, in such form and manner as the Board may determine, to receive benefits payable under the Plan upon the death of the Participant, or, where no such designation is validly in effect at the time of death, the Participant’s legal representative.

1.3.4	“Blackout Period” means a period of time when, pursuant to any policies of the Corporation, any securities of the Corporation may not be traded by certain persons as designated by the Corporation, including any holder of a Grant.

1.3.5	“Board” means the Board of Directors of the Corporation.

1.3.6	“Cause” means, except as otherwise provided in an applicable Grant Agreement:

(a)	subject to (b) below, “just cause” or “cause” for Termination by the Corporation or an Affiliate as determined under Applicable Law;

(b)	where a Participant has a written employment agreement with the Corporation or an Affiliate, “Cause” as defined in such employment agreement, if applicable; or

(c)	where a Participant provides services as an independent contractor pursuant to a contract for services with the Corporation or an Affiliate, any material breach of such contract.

1.3.7	“Change in Control” means, except as otherwise provided in an applicable Grant Agreement:

(a)	a successful “take-over bid” (as defined in the Securities Act (British Columbia), as amended, or any successor legislation thereto) pursuant to which the “offeror” acquires beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof, together with persons acting jointly or in concert with the holder thereof, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the acquisition of beneficial ownership of additional securities of the Corporation by any person who, together with persons acting jointly or in concert with such person, was entitled prior to such “take-over bid”, directly or following conversion or exercise securities of the Corporation, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation;

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(b)	the issuance to, or acquisition by, any person, or group of persons acting jointly or in concert, directly or indirectly, including through an arrangement or other form of reorganization, of beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the issuance of securities of the Corporation to, or acquisition of securities of the Corporation by, any person who, together with persons acting jointly or in concert with such person, was entitled prior to such issuance or acquisition, directly or following conversion or exercise securities of the Corporation, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation;

(c)	individuals who, as of a Grant Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Grant Date, whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for Director, without objection to such nomination) will be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Directors then comprising the Board;

(d)	an arrangement, amalgamation, merger or other form of reorganization of the Corporation where the holders of the outstanding voting securities or interests of the Corporation immediately prior to the completion of the arrangement, amalgamation, merger or reorganization will hold fifty percent (50%) or less of the votes attaching to all outstanding voting securities or interests of the continuing entity upon completion of the arrangement, amalgamation, merger or reorganization;

(e)	the sale of all or substantially all of the assets of the Corporation; or

(f)	the liquidation, winding-up or dissolution of the Corporation.

1.3.8	“Code” or “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding regulatory guidance thereunder.

1.3.9	“Corporation” means NioCorp Developments Ltd., and includes any successor corporation or entity thereto.

1.3.10	“Director” means a director of the Corporation from time to time.

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1.3.11	“Disability” means, except as otherwise provided in an applicable Grant Agreement:

(a)	subject to (b) below, a Participant’s physical or mental incapacity that prevents him/her from substantially fulfilling his or her duties and responsibilities on behalf of the Corporation or, if applicable, an Affiliate, as determined by the Board and, in the case of a Participant who is an employee of the Corporation or an Affiliate, in respect of which the Participant commences receiving, or is eligible to receive, disability benefits under the Corporation’s or Affiliate’s long-term disability plan; or

(b)	where a Participant has a written employment agreement with the Corporation or an Affiliate, “Disability” as defined in such employment agreement, if applicable.

1.3.12	“Disability Date” means, in relation to a Participant, that date determined by the Board to be the date on which the Participant experienced a Disability.

1.3.13	“Eligible Person” means a Director or an individual Employed by the Corporation or any Affiliate, including a Service Provider, who, by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Corporation provided, however, that only persons who meet the definition of “employees” under Code Section 3401(c) shall be eligible to receive Incentive Stock Options.

1.3.14	“Employed” means, with respect to a Participant, that:

(a)	the Participant is rendering services to the Corporation or an Affiliate (excluding services as a Director) including as a Service Provider (referred to in Section 1.3.40 as “active Employment”); or

(b)	the Participant is not actively rendering services to the Corporation or an Affiliate due to an approved leave of absence, maternity or parental leave or leave on account of Disability.

For greater certainty, a Participant shall not be considered to be Employed on a Vesting Date if, prior to such Vesting Date, such Participant received a payment in lieu of notice of termination of employment, whether under a contract of employment, as damages or otherwise.

and “Employment’ has the corresponding meaning.

1.3.15	“Exercise Price” means, with respect to an Option, the price payable by a Participant to purchase one Share on exercise of such Option, which (except as otherwise provided in Section 9.2) shall not be less than one hundred percent (100%) of the Market Price on the Grant Date of the Option covering such Share, subject to adjustment pursuant to Section 5.

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1.3.16	“Form S-8” means a Form S-8 Registration Statement under the United States Securities Act of 1933.

1.3.17	“Good Reason” means, except as otherwise provided in an applicable Grant Agreement, the occurrence of any one or more of the following without a Participant’s written consent:

(a)	a material change in the Participant’s position or duties, responsibilities, titles or offices in effect immediately prior to a Change in Control, which includes any removal of the Participant from or any failure to re-elect or re-appoint the Participant to any such position or office;

(b)	a reduction in the Participant’s overall annual compensation for services provided to the Corporation or an Affiliate in the cumulative amount of 5% or more within a 12-month period;

(c)	any change to the terms or conditions of the employment of the Participant that would constitute “constructive dismissal” as that term is defined at common law which the Corporation or an Affiliate, as the case may be, fails to remedy within thirty (30) days of receiving written notice from the Participant of any such change; or

(d)	the Corporation or an Affiliate relocating the Participant to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change in Control or a place within 15 kilometres of that location.

1.3.18	“Grant” means a grant or right granted under the Plan consisting of one or more Options, RSUs or PSUs.

1.3.19	“Grant Agreement” means an agreement between the Corporation and a Participant or other instrument or document evidencing a Grant and setting out the terms under which such Grant is made, together with such schedules, amendments, deletions or changes thereto as are permitted under the Plan. A Grant Agreement may be in an electronic medium and may be limited to a notation on the books and records of the Corporation. Unless otherwise determined by the Board, a Grant Agreement does not need to be signed by a representative of the Corporation or a Participant, provided the Participant’s agreement is expressly acknowledged.

1.3.20	“Grant Date” means the effective date of a Grant (which date will not be earlier than the date on which the Board takes action with respect thereto).

1.3.21	“Grant Value” is as defined in Section 12.

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1.3.22	“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.

1.3.23	“Insider” means an insider of the Corporation as defined in the rules of the Toronto Stock Exchange Company Manual for the purpose of security based compensation arrangements.

1.3.24	“Market Price” means, with respect to any particular date:

(a)	if the Shares are listed on only one Stock Exchange, the closing price per Share on such Stock Exchange on the Trading Day immediately preceding such date;

(b)	if the Shares are listed on more than one Stock Exchange, the “Market Price” as determined in accordance with paragraph (a) above for the primary Stock Exchange on which the greatest volume of trading of the Shares occurred during the immediately preceding twenty (20) Trading Days; and

(c)	if the Shares are not listed for trading on a Stock Exchange, a price which is determined by the Board in good faith to be the fair market value of the Shares.

1.3.25	“Option” means an option to purchase a Share granted by the Board to an Eligible Person in accordance with Section 3 and Section 9.1.

1.3.26	“Parent” means any parent corporation of the Corporation within the meaning of Code Section 424(e), or any successor provision.

1.3.27	“Participant” means an Eligible Person to whom a Grant is made and which Grant or a portion thereof remains outstanding.

1.3.28	“Performance Conditions” means such financial, personal, operational, transaction-based or other performance criteria as may be determined by the Board in respect of a Grant to any Participant or Participants and set out in a Grant Agreement. Performance Conditions may apply to an individual Participant or to the Corporation, an Affiliate, the Corporation and its Affiliates as a whole, a business unit of the Corporation or group comprised of the Corporation and some Affiliates or a group of Affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group or index, or otherwise, provided that the performance period for measurement or achievement of any such performance criteria (or incremental element thereof) shall in all events exceed one year. When establishing Performance Conditions, the Board may exclude any or all “extraordinary items” as determined under applicable accounting standards. The Board may provide that Performance Conditions will be adjusted to reflect events occurring during the performance period that affect the applicable Performance Condition.

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1.3.29	“Performance Period” means, with respect to PSUs, the period specified by the Board for achievement of any applicable Performance Conditions as a condition to Vesting.

1.3.30	“Plan” means this NioCorp Developments Ltd. Long Term Incentive Plan, including any schedules or appendices hereto, as may be amended from time to time.

1.3.31	“Performance Share Unit” or “PSU” means a right granted to an Eligible Person in accordance with Section 3 and Section 13.1 to receive a Share or the Market Price, as determined by the Board, that generally becomes Vested, if at all, subject to the attainment of certain Performance Conditions and satisfaction of such other conditions to Vesting, if any, as may be determined by the Board.

1.3.32	“Restricted Share Unit” or “RSU” means a right granted to an Eligible Person in accordance with Section 3 and Section 13.1 to receive a Share or the Market Price, as determined by the Board, that generally becomes Vested, if at all, following a period of continuous Employment or service of the Participant.

1.3.33	“Restrictive Covenant” means any obligation of a Participant to the Corporation or an Affiliate to (A) maintain the confidentiality of information relating to the Corporation or the Affiliate and/or its business, (B) not engage in employment or business activities that compete with the business of the Corporation or the Affiliate, (C) not solicit employees or other service providers, customers and/or suppliers of the Corporation or the Affiliate, whether during or after employment with the Corporation or Affiliate, and whether such obligation is set out in a Grant Agreement issued under the Plan or other agreement between the Participant and the Corporation or Affiliate, including, without limitation, an employment agreement, or otherwise.

1.3.34	“Service Provider” means a person, other than an employee, officer or director of the Corporation or an Affiliate, that:

(a)	satisfies the Form S-8 definition of “employee”;

(b)	is engaged to provide, on a bona fide basis, for an initial, renewable or extended period of twelve (12) months or more, services to the Corporation or an Affiliate, other than services provided in relation to a distribution of securities;

(c)	provides the services under a written contract between the Corporation or an Affiliate and the person or company; and

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(d)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate.

1.3.35	“Share” means a common share of the Corporation or, in the event of an adjustment contemplated by Section 5.1, such other security to which a Participant may be entitled upon the exercise or settlement of a Grant as a result of such adjustment.

1.3.36	“Share Unit” means either an RSU or a PSU, as the context requires.

1.3.37	“Stock Exchange” means the Toronto Stock Exchange and such other stock exchange on which the Shares are listed, or if the Shares are not listed on any stock exchange, then on the over-the-counter market.

1.3.38	“Stock Exchange Rules” means the applicable rules of any Stock Exchange upon which Shares of the Corporation are listed.

1.3.39	“Subsidiary” means, any subsidiary corporation of the Corporation within the meaning of Code Section 424(f), or any successor provision.

1.3.40	“Termination” means, except as otherwise provided in an applicable Grant Agreement, (i) in the case of a Director, the cessation of such Director acting as same, which shall occur on the date such Director ceases to be a Director, (ii) in the case of all Participants Employed by the Corporation or an Affiliate, the termination of a Participant’s active Employment with the Corporation or an Affiliate (other than in connection with the Participant’s transfer to Employment with the Corporation or another Affiliate), which shall occur on the earlier of the date on which the Participant ceases to render services to the Corporation or Affiliate, as applicable, and the date on which the Corporation or an Affiliate, as applicable, delivers notice of the termination of the Participant’s employment or contract for services, whether such termination is lawful or otherwise, without giving effect to any period of notice or compensation in lieu of notice (except as expressly required by applicable employment standards legislation), but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability shall not be considered to be a “Termination”, and (iii) in the case of a Participant who does not return to active Employment with the Corporation or an Affiliate immediately following a period of absence due to vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability, such cessation shall be deemed to occur on the last day of such period of absence, and “Terminated” and “Terminates” shall be construed accordingly.

1.3.41	“Time Vesting” means any conditions relating to the passage of time or continued service with the Corporation or an Affiliate for a period of time in respect of a Grant, as may be determined by the Board.

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1.3.42	“Trading Day” means a day on which the Stock Exchange is open for trading and on which the Shares actually traded.

1.3.43	“US Taxpayer” means an individual who is subject to tax under the Code in respect of any amounts payable or Shares deliverable under this Plan.

1.3.44	“Vested” means, with respect to any Option or Share Unit, that the applicable conditions with respect to Time Vesting, achievement of Performance Conditions and/or any other conditions established by the Board have been satisfied or, to the extent permitted under the Plan, waived, whether or not the Participant’s rights with respect to such Grant may be conditioned upon prior or subsequent compliance with any Restrictive Covenants (and any applicable derivative term shall be construed accordingly).

1.3.45	“Vesting Date” means the date on which the applicable Time Vesting, Performance Conditions and/or any other conditions for an Option or Share Unit becoming Vested are met, deemed to have been met or waived as contemplated in Section 1.3.44.

2.	CONSTRUCTION AND INTERPRETATION

2.1	Gender, Singular, Plural.

In the Plan, references to the masculine include the feminine, and references to the singular shall include the plural and vice versa, as the context shall require.

2.2	Severability.

If any provision or part of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.3	Headings, Sections and Parts.

Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained. A reference to a section or schedule shall, except where expressly stated otherwise, mean a section or schedule of the Plan, as applicable. The Plan is divided into three Parts. Part I contains provisions of general application to all Grants; Part II applies specifically to Options; and Part III applies specifically to Share Units.

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3.	ADMINISTRATION

3.1	Administration by the Board.

The Plan shall be administered by the Board in accordance with its terms and subject to Applicable Law. Subject to and consistent with the terms of the Plan, in addition to any authority of the Board specified under any other terms of the Plan, the Board shall have full and complete discretionary authority to:

(a)	interpret the Plan and Grant Agreements;

(b)	prescribe, amend and rescind such rules and regulations and make all determinations necessary or desirable for the administration and interpretation of the Plan and instruments of grant evidencing Grants;

(c)	determine those Eligible Persons who may receive Grants as Participants, grant one or more Grants to such Participants and approve or authorize the applicable form and terms of the related Grant Agreements;

(d)	determine the terms and conditions of Grants granted to any Participant, including, without limitation, as applicable (i) Grant Value and the number of Shares subject to a Grant, (ii) the Exercise Price for Shares subject to a Grant, (iii) the conditions to the Vesting of a Grant or any portion thereof, including, as applicable, the period for achievement of any applicable Performance Conditions as a condition to Vesting and conditions pertaining to compliance with Restrictive Covenants, and the conditions, if any, upon which Vesting of any Grant or any portion thereof will be waived or accelerated without any further action by the Board, (iv) the circumstances upon which a Grant or any portion thereof shall be forfeited or cancelled or expire, including in connection with the breach by a Participant of any Restrictive Covenant, (v) the consequences of a Termination with respect to a Grant, (vi) the manner of exercise or settlement of the Vested portion of a Grant, and (vii) whether, and the terms upon which, any Shares delivered upon exercise or settlement of a Grant must be held by a Participant for any specified period of time;

(e)	determine whether, and the extent to which, any Performance Conditions or other conditions applicable to the Vesting of a Grant have been satisfied or, to the extent permitted by Code Section 409A (to the extent applicable), shall be waived or modified;

(f)	make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence or disability of any Participant. Without limiting the generality of the foregoing, the Board shall be entitled to determine:

(i)       whether or not any such leave of absence shall constitute a Termination within the meaning of the Plan;

(ii)       the impact, if any, of any such leave of absence on Grants issued under the Plan made to any Participant who takes such leave of absence (including, without limitation, whether or not such leave of absence shall cause any Grants to expire and the impact upon the time or times such Grants shall be exercisable); and

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provided that, with respect to Options that are intended to be Incentive Stock Options, the treatment of any such leave of absence shall comply with Code Section 422 and the regulations issued thereunder;

(g)	amend the terms of any Grant Agreement or other documents evidencing Grants; and

(h)	determine whether, and the extent to which, adjustments shall be made pursuant to Section 5 and the terms of such adjustments.

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3.2	All determinations, interpretations, rules, regulations, or other acts of the Board respecting the Plan or any Grant shall be made in its sole discretion and shall be conclusively binding upon all persons.

3.3	The Board may prescribe terms for Grant Agreements in respect of Eligible Persons who are subject to the laws of a jurisdiction other than Canada in connection with their participation in the Plan that are different than the terms of the Grant Agreements for Eligible Persons who are subject to the laws of Canada in connection with their participation in the Plan, and/or deviate from the terms of the Plan set out herein, for purposes of compliance with Applicable Law in such other jurisdiction or where, in the Board’s opinion, such terms or deviations are necessary or desirable to obtain more advantageous treatment for the Corporation, an Affiliate or the Eligible Person in respect of the Plan under the Applicable Law of the other jurisdiction.

Notwithstanding the foregoing, the terms of any Grant Agreement authorized pursuant to this Section 3.3 shall be consistent with the Plan having regard to the Applicable Law of the jurisdiction in which such Grant Agreement is applicable and in no event shall contravene the Applicable Law of Canada.

3.4	The Board may, in its discretion, subject to Applicable Law, delegate its powers, rights and duties under the Plan, in whole or in part, to a committee of the Board, or to a person or persons, as it may determine, from time to time, on terms and conditions as it may determine, except that the Board shall not, and shall not be permitted to delegate any such powers, rights or duties with respect to the grant, amendment, administration or settlement of any Grant to the extent delegation is not consistent with Applicable Law and any such purported delegation or action shall not be given effect, and provided that the composition of the committee of the Board, person or persons, as the case may be, shall comply with Applicable Law. In addition, provided it complies with the foregoing, the Board may appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it.

3.5	In addition, the Board is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this plan is intended or may be deemed to constitute a limitation on the authority of the Board.

4.	SHARE RESERVE

4.1	Subject to Section 4.4 and any adjustment pursuant to Section 5.1, the aggregate number of Shares reserved for issuance to Participants under the Plan, together with all other security based compensation arrangements of the Corporation, shall not exceed the number which represents ten percent (10%) of the issued and outstanding Shares from time to time; provided that in no event shall Shares reserved for issuance upon the settlement of Share Units exceed five percent (5%) of the issued and outstanding Shares from time to time.

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4.2	The aggregate number of Shares reserved for issuance to any one Participant under the Plan, together with all other security based compensation arrangements of the Corporation, must not exceed five percent (5%) of the aggregate issued and outstanding Shares (on a non-diluted basis).

4.3	The maximum number of Shares of the Corporation

(a)	issued to Insiders within any one-year period, and

(b)	issuable to Insiders, at any time,

under the Plan, or when combined with all of the Corporation’s other security based compensation arrangements, shall not exceed ten percent (10%) of the number of the aggregate issued and outstanding Shares.

4.4	At any given time, the number of Options and Share Units granted to non-employee Directors under the Plan, in combination with all other equity awards granted to non-employee Directors under any other security based compensation arrangement, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of C$150,000 per non-employee Director, provided that the total value (based on grant date fair value as determined by the Board) of Options issuable to any one non-employee Director in any one year period shall not exceed C$100,000.

4.5	For purposes of computing the total number of Shares available for grant under the Plan or any other security based compensation arrangement of the Corporation, Shares subject to any Grant (or any portion thereof) that are issued upon exercise or settlement, forfeited, surrendered, cancelled, unearned or otherwise terminated shall again be available for grant under the Plan.

5.	Alteration of Capital And Change In Control

5.1	Notwithstanding any other provision of the Plan, and subject to Applicable Law, in the event of any change in or impact to the Shares by reason of any dividend (other than dividends in the ordinary course), split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, combination or exchange of Shares or distribution of rights to holders of Shares or any other relevant changes to or impact to the authorized or issued capital of the Corporation, if the Board shall determine that an equitable adjustment should be made, such adjustment shall, subject to Applicable Law, be made by the Board to (i) the number of Shares subject to the Plan; (ii) the securities into which the Shares are changed or are convertible or exchangeable; (iii) any Options then outstanding; (iv) the Exercise Price in respect of such Options; (v) the number of Share Units outstanding under the Plan; and/or (vi) other award terms, and any such adjustment shall be conclusive and binding for all purposes of the Plan; provided, however, that any such adjustment to the number specified in Section 9.7(f) of this Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board may provide in substitution for any or all outstanding Grants under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Code Section 409A (if applicable). In addition, for each Option with an Exercise Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its discretion elect to cancel such Option without any payment to the person holding such Option.

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5.2	Nothing in the Plan shall require the Corporation to issue fractional Shares in satisfaction of its obligations under the Plan. Any fractional interest in a Share that would, except for the provisions of this Section 5.2, be deliverable upon the exercise of any Grant shall be cancelled and not deliverable by the Corporation.

5.3	In the event of a Change in Control prior to the Vesting of a Grant, and subject to the terms of a Participant’s written employment agreement or contract for services with the Corporation or an Affiliate, notwithstanding the conditions as to vesting of Options and Share Units contained in any individual Grant Agreement, if at any time within one year from the date of a Change in Control: (i) a Participant’s relationship with the Corporation is terminated by the Corporation other than for Cause or (ii) a Participant resigns for Good Reason, all outstanding Options and Share Units, as applicable, held by such Participant shall become Vested as of the date of such Participant’s termination or resignation for Good Reason and the Corporation shall issue Shares to such Participants with respect to such Vested Options and Vested Share Units, as applicable, in accordance with the provisions herein; provided that in the event that any Share Units are subject to Performance Conditions, then the vesting of such Share Units shall accelerate only to the extent that such Performance Conditions have been satisfied and further provided that if a Performance Condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the Performance Condition has been satisfied, as determined by the Board.

6.	clawback

6.1	Clawback.

It is a condition of each Grant that if:

(i)        The Participant fails to comply with any applicable Restrictive Covenant;

(ii)       the Participant is terminated for Cause, or the Board reasonably determines after employment termination that the Participant’s employment could have been terminated for Cause;

(iii)      the Board reasonably determines that the Participant engaged in conduct that causes material financial or reputational harm to the Corporation or its Affiliates, or engaged in gross negligence, willful misconduct or fraud in respect of the performance of the Participant’s duties for the Corporation or an Affiliate of the Corporation; or

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(iv)       the Corporation’s financial statements (the “Original Statements”) are required to be restated (other than solely as a result of a change in accounting policy by the Corporation or under International Financial Reporting Standards applicable to the Corporation) and such restated financial statements (the “Restated Statements”) disclose, in the opinion of the Board acting reasonably, materially worse financial results than those contained in the Original Statements, then the Board may, in its sole discretion, to the full extent permitted by governing law and to the extent it determines that such action is in the best interest of the Corporation, and in addition to any other rights that the Corporation or an Affiliate may have at law or under any agreement, take any or all of the following actions, as applicable:

(a)	reduce the number or value of, or cancel and terminate, any one or more unvested Grants of Options or Share Units on or prior to the applicable maturity or Vesting Dates, or cancel or terminate any outstanding Grants which have Vested in the twelve (12) months prior to (x) the date on which the Participant fails to comply with a Restrictive Covenant, (y) the date on which the Participant’s employment is terminated for Cause or the Board makes a determination under paragraph (ii) or (iii) above, or (z) the date on which the Board determines that the Corporation’s Original Statements are required to be restated, in the event paragraph (iv) above applies (each such date provided for in clause (x), (y) and (z) of this paragraph (a) being a “Relevant Equity Recoupment Date”); and/or

(b)	require payment to the Corporation of the value of any Shares of the Corporation acquired by the Participant pursuant to a Grant in the twelve (12) months prior to a Relevant Equity Recoupment Date (less any amount paid by the Participant to acquire such Shares and less the amount of tax withheld pursuant to the Income Tax Act (Canada) or other relevant taxing authority in respect of such Shares).

6.2	Other Recoupment.

Notwithstanding anything in this Plan to the contrary, any Grant Agreement may also provide for the cancellation or forfeiture of a Grant or the forfeiture and repayment to the Corporation of any gain related to a Grant, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Board or under Section 10D of the Securities Exchange Act of 1934, as amended, and any applicable rules or regulations promulgated by the United States Securities and Exchange Commission or any Stock Exchange.

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7.	MISCELLANEOUS

7.1	Compliance with Laws and Policies.

The Corporation’s obligation to make any payments or deliver (or cause to be delivered) any Shares hereunder is subject to compliance with Applicable Law. Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that the Participant will, at all times, act in strict compliance with Applicable Law and all other laws and any policies of the Corporation applicable to the Participant in connection with the Plan including, without limitation, furnishing to the Corporation all information and undertakings as may be required to permit compliance with Applicable Law.

7.2	Withholdings.

So as to ensure that the Corporation or an Affiliate, as applicable, will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Corporation or the Affiliate shall withhold or cause to be withheld from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary to permit the Corporation or the Affiliate, as applicable, to so comply. Subject to Applicable Law, the Corporation and any Affiliate may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Board may determine in its sole discretion, by (a) requiring such Participant to sell any Shares and retaining any amount payable which would otherwise be provided or paid to such Participant in connection with any such sale, or (b) requiring, as a condition to the delivery of Shares hereunder, that such Participant make such arrangements as the Board may require so that the Corporation and its Affiliates can satisfy such withholding obligations, including requiring such Participant to remit an amount to the Corporation or an Affiliate in advance, or reimburse the Corporation or any Affiliate for, any such withholding obligations.

7.3	No Right to Continued Employment.

Nothing in the Plan or in any Grant Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Corporation or any Affiliate, to be entitled to any remuneration or benefits not set forth in the Plan or a Grant Agreement or to interfere with or limit in any way the right of the Corporation or any Affiliate to terminate Participant’s employment or service arrangement with the Corporation or any Affiliate.

7.4	No Additional Rights.

Neither the designation of an individual as a Participant nor the Grant of any Options or Share Units to any Participant entitles any person to the Grant, or any additional Grant, as the case may be, of any Options or Share Units. For greater certainty, the Board’s decision to approve a Grant in any period shall not require the Board to approve a Grant to any Participant in any other period; nor shall the Board’s decision with respect to the size or terms and conditions of a Grant in any period require it to approve a Grant of the same or similar size or with the same or similar terms and conditions to any Participant in any other period. The Board shall not be precluded from approving a Grant to any Participant solely because such Participant may have previously received a Grant under this Plan or any other similar compensation arrangement of the Corporation or an Affiliate. No Eligible Person has any claim or right to receive a Grant except as may be provided in a written employment or services agreement between an Eligible Person and the Corporation or an Affiliate.

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7.5	Amendment, Termination.

Subject to Applicable Law, the Plan and any Grant made pursuant to the Plan may be amended, modified or terminated by the Board without approval of shareholders, provided that no amendment to the Plan or Grants made pursuant to the Plan may be made without the consent of a Participant if it adversely alters or impairs the rights of the Participant in respect of any Grant previously granted to such Participant under the Plan, except that Participant consent shall not be required where the amendment is required for purposes of compliance with Applicable Law. For greater certainty, the Plan may not be amended without shareholder approval to do any of the following:

(a)	increase the maximum number of Shares issuable pursuant to the Plan and as set out in Section 4.1 (it being understood that this Section 7.5(a) will not be construed to prohibit the adjustments provided for in Section 5 of this Plan);

(b)	reduce the Exercise Price of an outstanding Option, including a cancellation of a Grant of an Option and re-grant within three (3) months of an Option in conjunction therewith constituting a reduction of the Exercise Price of the Option or substitution of an Option with cash or other awards the terms of which are more favorable to the Participant (it being understood that this Section 7.5(b) will not be construed to prohibit the adjustments provided for in Section 5 of this Plan);

(c)	extend the maximum term of any Grant made under the Plan;

(d)	amend the assignment provisions contained in Section 7.11 or Section 11;

(e)	expand the categories of individuals contained in the definition of “Eligible Person” who are eligible to participate in the Plan;

(f)	amend the number of Options or Share Units which may be granted to non-employee Directors as set out in Section 4.4;

(g)	increase the number of Shares that may be issued or issuable to Insiders above the restriction or deleting the restriction on the number of Shares that may be issued or issuable to Insiders contained in Section 4.3;

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(h)	include other types of equity compensation involving the issuance of Shares under the Plan;

(i)	cause Incentive Stock Options to fail to meet the requirements of Code Section 422; or

(j)	amend this Section 7.5 to amend or delete any of (a) through (i) above or grant additional powers to the Board to amend the Plan or entitlements without shareholder approval.

For greater certainty and without limiting the foregoing, shareholder approval shall not be required for the following amendments and the Board may make the following changes without shareholder approval, subject to any regulatory approvals including, where required, the approval of any Stock Exchange:

(k)	amendments of a “housekeeping” nature;

(l)	a change to the Vesting provisions of any Grants;

(m)	a change to the termination provisions of any Grant that does not entail an extension beyond the original term of the Grant; or

(n)	amendments to the provisions relating to a Change in Control.

7.6	Currency. Except where the context otherwise requires, all references in the Plan to currency refer to lawful Canadian currency. Any amounts required to be determined under this Plan that are denominated in a currency other than Canadian dollars shall be converted to Canadian dollars at the applicable Bank of Canada daily rate of exchange on the date as of which the amount is required to be determined.

7.7	Administration Costs.

The Corporation will be responsible for all costs relating to the administration of the Plan.

7.8	Designation of Beneficiary.

Subject to the requirements of Applicable Law, a Participant may designate a Beneficiary, in writing, to receive any benefits that are provided under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form as may be prescribed by the Board from time to time. A Beneficiary designation under this Section 7.8 and any subsequent changes thereto shall be filed with the chief legal officer of the Corporation.

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7.9	Governing Law.

The Plan and any Grants pursuant to the Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and with respect to Participants who are US Taxpayers, with the Code and applicable federal laws of the US. The Board may provide that any dispute to any Grant shall be presented and determined in such forum as the Board may specify, including through binding arbitration. Any reference in the Plan, in any Grant Agreement issued pursuant to the Plan or in any other agreement or document relating to the Plan to a provision of law or rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability. To the extent applicable, with respect to Participants who are US Taxpayers, this Plan shall be interpreted in accordance with the requirements of Code Sections 409A and the regulations, notices, and other guidance of general applicability issued thereunder. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option, but will remain in effect for other Options and there will be no further effect on any provision of this Plan.

7.10	Assignment.

The Plan shall inure to the benefit of and be binding upon the Corporation, its successors and assigns.

7.11	Transferability.

7.11.1	Unless otherwise provided in the Plan or in the applicable Grant Agreement in accordance with Section 7.11.2, no Grant, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant other than by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process including without limitation seizure for the payment of the Participant’s debts, judgments, alimony or separate maintenance. In no event will any Grant under the Plan be transferred for value.

7.11.2	Notwithstanding the foregoing, with respect to Participants who are not US Taxpayers, the Board may provide in the applicable Grant Agreement that a Grant is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to the Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with a Participant due to adoption and any entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests and (b) to an entity in which more than fifty percent (50%) voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity. Following any such transfer or assignment, the Grant shall remain subject to substantially the same terms applicable to the Grant while held by the Participant to whom it was granted, as modified as the Board shall determine appropriate, and, as a condition to such transfer, the transferee shall execute an agreement agreeing to be bound by such terms. Any purported assignment or transfer that does not qualify under this Section 7.11.2 shall be void and unenforceable against the Corporation.

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7.12	Substitute Awards

Grants may be made under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, restricted share units or performance share units held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Corporation or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Code Section 409A. The Grants so made may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

8.	EFFECTIVE DATE AND TERM

8.1	The Plan was approved by the Board on September 29, 2017, but will be effective as of _______________, 2017 (the “Effective Date”), the date it was approved by the Corporation’s shareholders. This Plan will remain in effect, unless sooner terminated as provided herein, until the tenth anniversary of the Effective Date, at which time it will terminate. After this Plan is terminated, no Grants may be granted hereunder but Grants previously granted will remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

PART II – OPTIONS

9.	Options

9.1	The Corporation may, from time to time, make one or more Grants of Options to Eligible Persons on such terms and conditions, consistent with the Plan, as the Board shall determine. In granting such Options, subject to the provisions of the Plan, the Corporation shall specify,

(a)	the maximum number of Shares which the Participant may purchase under the Options;

(b)	the Exercise Price at which the Participant may purchase his or her Shares under the Options; and

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(c)	the term of the Options, to a maximum of ten (10) years from the Grant Date of the Options, the Vesting period or periods within this period during which the Options or a portion thereof may be exercised by a Participant and any other Vesting conditions (including Performance Conditions).

9.2	The Exercise Price for each Share subject to an Option shall be fixed by the Board but under no circumstances (except with respect to Grants under Section 7.12 of this Plan) shall any Exercise Price be less than one hundred percent (100%) of the Market Price on the Grant Date of such Option.

9.3	Subject to the provisions of the Plan and, upon prior approval of the Board, once an Option has Vested and become exercisable a Participant may elect, in lieu of exercising such Option, to surrender such Option in exchange for the issuance of Shares equal to the number determined by dividing (a) the difference between the Market Price (calculated as at the date of settlement) and the Exercise Price of such Option by (b) the Market Price (calculated as at the date of settlement). An Option may be surrendered and disposed of pursuant to this Section 9.3 from time to time by delivery to the Board at the head office of the Corporation or such other place as may be specified by the Board, of (a) a written notice specifying that net settlement will be effectuated for such Option and the number of Options to be exercised and (b) the payment of an amount for any tax withholding or remittance obligations of the Participant or the Corporation arising under applicable law (or by entering into some other arrangement acceptable to the Board). The Corporation will not be required, upon the net settlement of any Options pursuant to this Section 9.3, to issue fractions of Shares or to distribute certificates which evidence fractional Shares. In the event the number of Shares to be issued upon the net settlement of an Option is a fraction, the Participant will receive the next lowest whole number of Shares and will not receive any other form of compensation (cash or otherwise) for the fractional interest.

9.4	Unless otherwise designated by the Board in the applicable Grant Agreement and subject to Section 9.6, any Options included in a Grant shall expire on the tenth anniversary of the Grant Date (unless exercised or terminated earlier in accordance with the terms of the Plan or the Grant Agreement).

9.5	Subject to the provisions of the Plan and the terms governing the granting of the Option, and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 7.2, Vested Options or a portion thereof may be exercised from time to time by delivery to the Corporation at its registered office of a notice in writing signed by the Participant or the Participant’s legal personal representative, as the case may be, and addressed to the Corporation. This notice shall state the intention of the Participant or the Participant’s legal personal representative to exercise the said Options and the number of Shares in respect of which the Options are then being exercised and must be accompanied by payment in full of the Exercise Price under the Options which are the subject of the exercise.

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9.6	If the normal expiry date of any Option, other than an Incentive Stock Option, falls within any Blackout Period or within ten (10) business days (being a day other than a Saturday, Sunday or other than a day when banks in Vancouver, British Columbia are not generally open for business) following the end of any Blackout Period, then the expiry date of such Option shall, without any further action, be extended to the date that is ten (10) business days following the end of such Blackout Period. The foregoing extension applies to all Options whatever the Grant Date (other than Incentive Stock Options and other than an extension beyond the original term of the Options in the case of Options held by a US Taxpayer) and shall not be considered an extension of the term of the Options as referred to in Section 7.5.

9.7	Notwithstanding anything in this Plan to the contrary, for Options that are intended to qualify as Incentive Stock Options and granted to a US Taxpayer, the following additional provisions will apply:

(a)	Except as permitted by Code Section 424(a), or any successor provision, the Exercise Price per Share shall not be less than one hundred percent (100%) of the per Share Market Price on the Grant Date of the Incentive Stock Option; provided, however, that if a Participant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of its Parent or any Subsidiary, the Exercise Price per Share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the Market Price on the Grant Date of the Incentive Stock Option.

(b)	Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Grant Date of the Incentive Stock Option; provided, however, that if a Participant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the Grant Date.

(c)	The Corporation or its Affiliate shall withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of Shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b).

(d)	Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the Grant Date of the Incentive Stock Option) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Corporation or any Affiliate, shall not exceed US$100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or Vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9.7(d), such acceleration shall be of full force and effect but the number of Shares that exceed such limit shall be treated as having been granted pursuant to an Option that is not an Incentive Stock Option; and provided, further, that the limits imposed by this Section 9.7(d) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Corporation or any Affiliate in chronological order according to the dates of grant.

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(e)	The Grant Agreement in respect of any Incentive Stock Option shall contain such other limitations and restrictions upon the exercise of the Incentive Stock Option as the Board shall deem necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

(f)	Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 5 of this Plan, the aggregate number of Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options will not exceed 20,451,895 Shares.

9.8	Options granted under this Plan may not provide for any dividends or dividend equivalents thereon.

10.	Termination of Employment and Death of a Participant – Options

10.1	Outstanding Options held by a Participant (or the executors or administrators of such Participant’s estate, any person or persons who acquire the right to exercise Options directly from the Participant by bequest or inheritance or any other permitted transferee of the Participant under Section 11) as of the Participant’s date of Termination shall be subject to the provisions of this Section 10, as applicable; except that, in all events, the period for exercise of Options shall end no later than the last day of the maximum term thereof established under Sections 9.1(c), 9.6, 9.7(b) or 10.5, as the case may be.

10.2	Except as otherwise provided in the applicable Grant Agreement, and subject to Section 10.1 and Section 10.6, in the case of a Participant’s Termination due to death, or in the case of the Participant’s Disability (i) those of the Participant’s outstanding Options that have not become Vested prior to such date of death or Disability Date shall be forfeited and cancelled as of such date and (ii) those of the Participant’s outstanding Options that have become Vested prior to the Participant’s date of death or Disability Date shall continue to be exercisable during the twelve (12) month period following the such date of death or Disability Date, as the case may be.

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10.3	Except as otherwise provided in the applicable Grant Agreement, and subject to Section 10.1 and Section 10.6, in the case of a Participant’s Termination due to the termination of the Participant’s employment or termination of the Participant’s contract for services by the Corporation or an Affiliate without Cause, (i) those of the Participant’s outstanding Options that have not become Vested prior to the Participant’s Termination shall be forfeited and cancelled as of such date and (ii) those of the Participant’s outstanding Options that have become Vested prior to the Participant’s Termination shall continue to be exercisable during the one hundred and twenty (120) day period following the Participant’s Date of Termination.

10.4	Except as otherwise provided in the applicable Grant Agreement, and subject to Section 10.6, in the case of a Participant’s Termination due to the Participant’s resignation (including the voluntary withdrawal of services by a Participant who is not an employee under Applicable Law), (i) those of the Participant’s outstanding Options that have not become Vested prior to the date on which the Participant provides notice to the Corporation of his or her resignation shall be forfeited and cancelled as of such date, and (ii) those of the Participant’s outstanding Options that have become Vested prior to the date on which the Participant provides notice to the Corporation of his or her resignation shall continue to be exercisable during the ninety (90) day period following the Participant’s date of Termination.

10.5	Notwithstanding the foregoing, with respect to any Option that is intended to be an Incentive Stock Option, such Option shall not be exercisable for a period that is longer than (i) three (3) months from the date of the Participant’s Termination for any reason other than death or disability (as defined in Code Section 22(e)), or (ii) twelve (12) months from the Participant’s Termination due to disability (as defined in Code Section 22(e)) or death.

10.6	In addition to the Board’s rights under Section 3.1, the Board may, subject to Section 10.5, at the time of a Participant’s Termination or Disability Date, extend the period for exercise of some or all of the Participant’s Options, but not beyond the original expiry date, and/or allow for the continued Vesting of some or all of the Participant’s Options during the period for exercise or a portion of it. Options that are not exercised prior to the expiration of the exercise period, including any extended exercise period authorized pursuant to this Section 10.6, following a Participant’s date of Termination or Disability Date, as the case may be, shall automatically expire on the last day of such period.

10.7	Notwithstanding any other provision hereof or in any Grant Agreement, in the case of a Participant’s termination of employment or termination of the Participant’s contract for services for Cause, any and all then outstanding Options granted to the Participant, whether or not then exercisable, shall be immediately forfeited and cancelled, without any consideration therefore, as of the commencement of the day that notice of such termination is given.

10.8	For greater certainty, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any Options that do not become Vested or that are not exercised before the date on which the Options expire.

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11.	Transferability of OPtions – us taxpayer

11.1	Notwithstanding Section 7.11, with respect to Participants who are US Taxpayers, no Incentive Stock Option shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Incentive Stock Option, such transfer shall be void and the Incentive Stock Option shall terminate.

11.2	Further, with respect to Participants who are US Taxpayers, Options that are not Incentive Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Board may, in its sole discretion, permit the Participant to transfer any or all such Options to any “family member” in accordance with Form S-8; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to its transfer.

PART III – SHARE UNITS

12.	DEFINITIONS

12.1	“Grant Value” means the dollar amount allocated to an Eligible Person in respect of a Grant of Share Units as contemplated by Section 3.

12.2	“Share Unit Account” has the meaning set out in Section 14.1.

12.3	“Valuation Date” means the date as of which the Market Price is determined for purposes of calculating the number of Share Units included in a Grant, which unless otherwise determined by the Board shall be the Grant Date.

12.4	“Vesting Period” means, with respect to a Grant of Share Units, the period specified by the Board, commencing on the Grant Date and ending on the last Vesting Date for such Share Units.

13.	Eligibility and Grant Determination.

13.1	The Board may from time to time make one or more Grants of Share Units to Eligible Persons on such terms and conditions, consistent with the Plan, as the Board shall determine, provided that, in determining the Eligible Persons to whom Grants are to be made and the Grant Value for each Grant, the Board shall take into account the terms of any written employment agreement or contract for services between an Eligible Person and the Corporation or any Affiliate and may take into account such other factors as it shall determine in its sole and absolute discretion.

13.2	The Board shall determine the Grant Value and the Valuation Date (if not the Grant Date) for each Grant under this Part III. Unless otherwise determined by the Board, the number of Share Units to be covered by each such Grant shall be determined by dividing the Grant Value for such Grant by the Market Price of a Share as at the Valuation Date for such Grant, rounded up to the next whole number.

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13.3	Each Grant Agreement issued in respect of Share Units shall set forth, at a minimum, the type of Share Units and Grant Date of the Grant evidenced thereby, the number of RSUs or PSUs subject to such Grant (which number, in the case of PSUs, may be subject to adjustment to reflect changes in compensation, job duties or other factors), the applicable Vesting conditions, the applicable Vesting Period(s) and the treatment of the Grant upon Termination and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board may include in a Grant Agreement under this Part III terms or conditions pertaining to confidentiality of information relating to the Corporation’s operations or businesses which must be complied with by a Participant including as a condition of the grant or Vesting of Share Units. Nothing in this Plan prevents a Participant from providing, without prior notice to the Corporation, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations.

14.	ACCOUNTS AND DIVIDEND EQUIVALENTS

14.1	Share Unit Account.

An account, called a “Share Unit Account”, shall be maintained by the Corporation, or an Affiliate, as specified by the Board, for each Participant who has received a Grant of Share Units and will be credited with such Grants of Share Units as are received by a Participant from time to time pursuant to Section 13 and any dividend equivalent Share Units pursuant to Section 14.2. Share Units that fail to Vest to a Participant and are forfeited pursuant to Section 15, or that are paid out to the Participant or his or her Beneficiary, shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are paid out, as the case may be. For greater certainty, where a Participant is granted both RSUs and PSUs, such RSUs and PSUs shall be recorded separately in the Participant’s Share Unit Account.

14.2	Dividend Equivalent Share Units.

Except as otherwise provided in the Grant Agreement relating to a Grant of RSUs or PSUs, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Shares to shareholders of record as of a record date occurring during the period from the Grant Date under the Grant Agreement to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, shall be credited to the Share Unit Account of the Participant who is a party to such Grant Agreement. The number of such additional RSUs or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such Participant if the RSUs or PSUs in the Participant’s Share Unit Account had been Shares by the Market Price on the date on which the dividends or distributions were paid on the Shares. The additional RSUs or PSUs granted to a Participant will be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding RSUs or PSUs, as the case may be.

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15.	VESTING AND SETTLEMENT OF SHARE UNITS

15.1	Continued Employment.

Subject to this Section 15 and the applicable Grant Agreement, Share Units subject to a Grant and dividend equivalent Share Units credited to the Participant’s Share Unit Account in respect of such Share Units shall Vest in such proportion(s) and on such Vesting Date(s) as may be specified in the Grant Agreement governing such Grant provided that the Participant is Employed or acting as a Director on the relevant Vesting Date.

15.2	Settlement.

A Participant’s RSUs and PSUs, adjusted in accordance with the applicable multiplier, if any, as set out in the Grant Agreement, and rounded down to the nearest whole number of RSUs or PSUs, as the case may be, shall be settled, by a distribution as provided below to the Participant or his or her Beneficiary, upon, or as soon as reasonably practicable following the Vesting thereof in accordance with Section 15.1 or 15.6, as the case may be, subject to the terms of the applicable Grant Agreement. In all events RSUs and PSUs will be settled on or before the earlier of the ninetieth (90th) day following the Vesting Date and the date that is two and one half (2½) months after the end of the year in which Vesting occurred, except as otherwise provided in an applicable Grant Agreement in compliance with Code Section 409A. Settlement shall be made by the issuance of one Share for each RSU or PSU then being settled, as specified in the applicable Grant Agreement, and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 7.2.

15.3	Postponed Settlement.

Except as otherwise determined by the Board in compliance with Code Section 409A, if a Participant’s Share Units would, in the absence of this Section 15.3 be settled within a Blackout Period applicable to such Participant, such settlement shall be postponed until the Trading Day following the date on which such Blackout Period ends (or as soon as practicable thereafter).

15.4	Failure to Vest.

For greater certainty, except as otherwise provided in the applicable Grant Agreement, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any RSUs or PSUs that do not become Vested.

15.5	Resignation.

Except as otherwise provided in the applicable Grant Agreement and Section 15.7, in the event a Participant’s employment is Terminated as a result of the Participant`s resignation, no Share Units that have not Vested prior to the date on which the Participant submits his or her resignation, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately.

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15.6	Termination of Employment without Cause; Death or Disability.

Except as otherwise provided in the applicable Grant Agreement, in the case of a Participant`s Termination without Cause or due to death or Disability of a Participant, all Share Units granted to the Participant that have Vested as at the date of Termination shall be paid to the Participant or Participant’s estate, as applicable, in accordance with the settlement provisions herein. Any Share Units that have not Vested as at the date of Termination will be immediately cancelled and forfeited to the Company, provided that if any unvested Share Units are subject to Performance Conditions, then if a Performance Condition is, in the Board’s discretion, capable of being partially performed, such unvested Share Units shall become Vested Share Units as at the date of Termination on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board (and in all cases except as otherwise provided in the applicable Grant Agreement).

15.7	Extension of Vesting.

The Board may, at the time of Termination or a Disability Date, extend the period for Vesting of Share Units, but not beyond the original end of the applicable Vesting Period, or accelerate the Vesting of Share Units. With respect to U.S. Taxpayers, any such modification shall be made in compliance with Code Section 409A.

15.8	Termination of Employment for Cause.

In the event a Participant’s employment is Terminated for Cause by the Corporation, no Share Units that have not Vested prior to the date of the Participant’s Termination for Cause, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately.

16.	SHAREHOLDER RIGHTS

16.1	No Rights to Shares.

Share Units are not Shares and a Grant of Share Units will not entitle a Participant to any shareholder rights, including, without limitation, voting rights, dividend entitlement (except as provided in Section 14.2) or rights on liquidation until the allotment and issuance to the Participant of a certificate or certificates in the name of the Participant or a statement of account representing the Shares to which such Share Units relate.

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Exhibit “A”

to

NioCorp Developments Ltd. Long Term Incentive Plan

Special Provisions Applicable to US Taxpayers

This Exhibit sets forth special provisions of the NioCorp Developments Ltd. Long Term Incentive Plan (the “Plan”) that apply to Participants who are US Taxpayers. This Exhibit shall apply to such Participants notwithstanding any other provisions of the Plan. Terms defined elsewhere in the Plan and used herein shall have the meanings set forth in the Plan, as may be amended from time to time.

Definitions

“Eligible Person” means, solely with respect to Options, a Director or an individual with respect to which the Corporation would be an eligible issuer of “service recipient stock” for purposes of Section 409A of the Code who (i) meets the Form S-8 definition of “employee” and (ii) by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Corporation; provided, however, that only persons who meet the definition of “employees” under Code Section 3401(c) shall be eligible to receive Incentive Stock Options.

“Good Reason” means, except as otherwise provided in applicable Grant Agreement, the occurrence of any one or more of the following without a Participant’s written consent:

(i)        a material diminution in the Participant’s duties, responsibilities, or authority in effect immediately prior to a Change in Control;

(ii)       a material diminution in the aggregate value of base salary and bonus opportunity provided to the Participant for services provided to the Corporation or an Affiliate;

(iii)      the Corporation or an Affiliate relocating the Participant’s primary office to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change in Control or a place within 50 miles of that location; or

(iv)      Any other action or inaction by the Corporation constituting a material breach of an effective employment arrangement or agreement with the Participant.

A Participant must notify the Corporation of the Participant’s intention to invoke Termination for Good Reason within 90 days after the occurrence of such event and provide the Corporation 30 days’ opportunity for cure, and the Participant must actually terminate the Participant’s employment with the Corporation prior to the 365th day following such occurrence or such event shall not constitute Good Reason.

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“Market Price” means, solely with respect to the term “Exercise Price”, (a) if the Shares are listed on only one Stock Exchange, the closing price per Share on such Stock Exchange on the Trading Day immediately preceding the Grant Date, or, if there are no sales on such date, on the next preceding Trading Day on which a sale occurred; (b) if the Shares are listed on more than one Stock Exchange, the fair market value as determined in accordance with paragraph (a) above for the primary Stock Exchange on which the Shares are listed, as determined by the Board; and (c) if the Shares are not listed for trading on a Stock Exchange, a price which is determined by the Board in good faith to be the fair market value of the Shares in compliance with the Code Section 409A. The Board is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Grant Agreement and is in compliance with the fair market value pricing rules set forth in Code Section 409A.

Section 409A

Notwithstanding anything in the Plan to the contrary, unless the applicable Grant Agreement provides otherwise, settlement of Share Units will in all events occur within the “short-term deferral” period determined under Treasury Regulation Section 1.409A-1(b)(4).

To the extent applicable, it is intended that this Plan and any Grants made hereunder comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and Grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and Grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Corporation or any of its Affiliates.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (a) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Corporation from time to time) and (b) the Corporation makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Corporation will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service (or, if earlier, upon the Participant’s death).

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Notwithstanding any provision of this Plan and Grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Corporation reserves the right to make amendments to this Plan and Grants hereunder as the Corporation deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and Grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Corporation nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

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SCHEDULE B
AUDIT COMMITTEE CHARTER

NIOCORP DEVELOPMENTS LTD.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Terms of Reference

As Amended on November 3, 2016

PURPOSE

The Audit Committee (the “Committee”) shall provide assistance to the Board of Directors (the “Board”) of NioCorp Developments Ltd. (the “Corporation”) in fulfilling its financial reporting and control responsibilities to the shareholders of the Corporation and the investment community. The external auditors will report directly to the Committee. The Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Corporation, and the audit of its financial statements, including: (i) the integrity of the Corporation’s financial statements; (ii) the Corporation’s compliance with legal and regulatory requirements; and (iii) the external auditors’ qualifications and independence.

●	Resolving disagreements between management and the external auditor regarding financial reporting.

●	Serve as an independent and objective party to monitor the Corporation’s financial reporting processes and internal control systems.

●	Review and appraise the audit activities of the Corporation’s external auditors.

●	Provide open lines of communication among the external auditors, financial and senior management, and the Board for financial reporting and control matters, and meet periodically with management and with the external auditors.

PROCEDURES AND ORGANIZATION

A.     Subject to the limited exemptions available in Section 3 of National Instrument 52-110 Audit Committees (“National Instrument 52-110”), the Committee shall consist of at least three independent Board members who are each financially literate1. In addition, the composition of the Audit Committee shall comply with all applicable securities laws and the rules and regulations of the Toronto Stock Exchange, the rules and regulations of the NYSE MKT LLC, Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, as well as any other stock exchanges on which the shares of the Corporation are listed, subject to any waivers or exceptions granted by such stock exchanges.

B.    At least one member shall have accounting or related financial management expertise to qualify as a “financial expert”. A person will qualify as a “financial expert” if he or she possesses the following attributes:

1.	an understanding of financial statements and generally accepted accounting principles used by the Corporation to prepare its financial statements;

2.	an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

1 Financially literate means the ability to read and understand a set of financial statements that presents a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements, in accordance with the requirements of National Instrument 52 -110.

3.	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be included in the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and

5.	an understanding of audit committee functions.

C.         The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the Committee Chair and members of the Committee for the ensuing year. It is desirable that at least one member of the previous Committee be carried over to any newly constituted Committee. Any member may be removed from the Committee or replaced at any time by the Board and shall cease to be a member of the Committee upon ceasing to be a director.

D.         The Secretary of the Corporation shall be the secretary of the Committee, unless otherwise determined by the Committee.

E.         In the absence of the Chair or Secretary at any meeting of the Committee, the members present at the meeting shall appoint one of their members to act as Chair of the Committee meeting and shall designate any director, officer or employee of the Corporation to act as Secretary.

F.         The quorum for meetings shall be a majority of the members of the Committee, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and hear each other.

G.         The Committee shall have access to such officers and employees of the Corporation, to the Corporation’s external auditors, and to such information and records of the Corporation as it considers to be necessary or advisable in order to perform its duties and responsibilities.

H.         Meetings of the Committee shall be conducted as follows:

1.	the Committee shall meet at least four times annually at such times and at such locations as may be requested by the Chair of the Committee, one of which shall be to review the annual financial statements of the Corporation and three of which shall be to review the interim financial statements of the Corporation. Notice of meetings shall be given to each member not less than 48 hours before the time of the meeting. However, meetings of the Committee may be held without formal notice if all of the members are present and do not object to notice not having been given, or if those absent waive notice in any manner before or after the meeting;

2.	notice of meeting may be given verbally or by letter, facsimile, email or telephone and need not be accompanied by an agenda or any other material. The notice shall specify the purpose of the meeting;

3.	the external auditors shall receive notice of and be entitled to attend all meetings of the Committee; and

4.	the following management representatives shall be invited to attend all meetings, except those meetings deemed by the Committee as either executive sessions or private sessions with the external auditors:

o	Chief Financial Officer; and

o	Other management representatives shall be invited to attend as determined by the Committee.

I.          The external auditors shall have a direct line of communication to the Committee through its Chair. The committee, through its Chair, may contact any employee in the Corporation as it deems necessary, and any employee may bring before the Committee any matter involving questionable, illegal or improper practices or transactions.

J.          The Committee shall take to the Board at its next regular meeting all such action it has taken since the previous report.

K.        The Chair shall call and convene a meeting of the Committee at the request of the Chief Executive Officer, a member of the Committee, or the external auditors of the Corporation.

L.         Any matter to be voted upon shall be decided by a majority of the votes cast on the question. In the case of an equality of votes, the Chair shall be entitled to a second or deciding vote.

DUTIES AND RESPONSIBILITIES

A.    The general duties and responsibilities of the Committee shall be as follows:

1.	to review and assist the Board in its oversight of the integrity of the annual and interim consolidated financial statements of the Corporation, including the related notes, management’s discussion and analysis thereto for the purpose of recommending approval by the Board prior to release;

2.	to assist the Board in the discharge of its fiduciary responsibilities relating to the Corporation’s accounting principles, reporting practices and internal controls;

3.	to provide oversight of the management of the Corporation in designing, implementing and maintaining an effective system of internal controls;

4.	to report periodically the Committee’s findings and recommendations to the Board; and

5.	the annual review and revision of this Charter as necessary with the approval of the Board provided that this Charter may be amended and restated form time to time without the approval of the Board to ensure that the composition of the Committee and the Responsibilities and Powers of the Committee comply with the applicable laws and stock exchange rules.

B.    The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

1.	The Committee will have the authority and responsibility to direct the Board as to the independent auditor to be nominated b y t h e B o a r d for shareholder approval for the purpose of preparing an auditor’s reports and performing other audit, review or attest services and the compensation of the independent auditor to be recommended for shareholder approval. In addition, the Committee shall have the authority and responsibility to retain specific audit services, compensate the auditor for those services, evaluate and oversee the independent auditor and, where appropriate, fill a vacancy in the office of independent auditor.

2.	to review the fee, scope and timing of the audit and other related services rendered by the external auditors and recommend to the Board the compensation of the external auditors;

3.	to pre-approve all non-audit services to be provided to the Corporation by the external auditors or, alternatively, to adopt specific policies and procedures for the engagement of non-audit services[2];

4.	to provide oversight of the work of the external auditors and then to review with the external auditors, upon completion of their audit:

●	contents of their report;

●	scope and quality of the audit work performed;

●	adequacy of the Corporation’s financial and auditing personnel;

●	cooperation received from the Corporation’s personnel during the audit;

●	internal resources used;

●	significant transactions outside of the normal business of the Corporation;

●	significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems;

●	the non-audit services provided by the external auditors; and

●	“management letters” and recommendations and management’s response and follow-up of any identified issues or weaknesses.

5.	to meet quarterly with the external auditors in “in camera” sessions to discuss reasonableness of the financial reporting process, system of internal control, significant comments and recommendations and management’s performance.; and

6.	at least annually, obtaining and reviewing a report prepared by the external auditors describing:

●	the external auditors’ internal quality control procedures;

●	any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors, or by any inquiry of investigation by governmental or professional authorities, within the preceding five years, respecting one or more external audits carried out by the external auditors, and any steps taken to deal with any such issues; and

●	all relationships between the external auditors and the Corporation (to assess auditor independence).

7.	To review and discuss with the Corporation’s independent auditors any other matters required or advisable to be discussed with Audit Committees, including, without limitation, the auditors’ evaluation of the quality of the corporation’s financial reporting, information relating to significant unusual transactions and the business rationale for such transactions and the auditors’ evaluation of the corporation’s ability to continue as a going concern.

C.           The duties and responsibilities of the Committee as they relate to the internal control procedures of the Corporation shall be:

1.	to review the appropriateness and soundness of the Corporation’s policies and practices with respect to internal auditing, insurance, accounting and financial Controls, including through discussions with the Chief Executive Officer and Chief Financial Officer;

2 Pursuant to National Instrument 52-110, it will generally be sufficient for the Committee to adopt specific policies and procedures for the engagement of non-audit services as a means of satisfying the requirement to pre-approve non-audit services where the pre-approval policies and procedures are detailed, the Committee is informed of each non-audit service and the procedures do not include delegation of the Committee’s responsibilities to management.

2.	to review any unresolved issues between management and the external auditors that could affect financial reporting or internal controls of the Corporation;

3.	to review the appropriateness and soundness of the Corporation’s procedures for the review of the Corporation’s disclosure of financial information extracted or derived from its financial statements;

4.	to establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters;

5.	to establish procedures for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters; and

6.	to periodically review the Corporation’s financial and auditing procedures and the extent to which recommendations made by the staff or by the external auditors have been implemented.

D.	The duties and responsibilities of the Committee as they relate to financial risk management shall be:

1.	to inquire of management and the external auditor about significant business, political, financial and control risks or exposure to such financial risk;

2.	to oversee and monitor management’s documentation of the material financial risks that the Corporation faces and update as events change and risks shift;

3.	to assess the steps management has taken to control identified financial risks to the Corporation;

4.	to review the following with management, with the objective of obtaining reasonable assurance that financial risk is being effectively managed and controlled:

●	management’s tolerance for financial risks;

●	management’s assessment of significant financial risks facing the Corporation;

●	the Corporation’s policies, plans, processes and any proposed changes to those policies for controlling significant financial risks; and

●	to review with the Corporation’s counsel, legal matters which could have a material impact on the financial statements.

E.	The duties and responsibilities of the Committee as they relate to non-financial risk management shall be:

1.	review the risk identification and management process developed by management to confirm it is consistent with the Corporation’s strategy and business plan; and

2.	review management’s assessment of risk at least annually and provide an update to the Board in this regard.

F.	Other responsibilities of the Committee shall be:

1.	to review, appraise and report to the Board on difficulties and problems with regulatory agencies which are likely to have a significant financial impact;

2.	to review any earnings press releases before the Corporation publicly discloses such information;

3.	to review the appropriateness of the accounting policies used in the preparation of the Corporation’s financial statements, and consider recommendations for any material change to such policies;

4.	to review and approve the hiring policies of the Corporation regarding employees and former employees of the present and former external auditors of the Corporation;

5.	to determine that the Corporation has implemented adequate internal control to ensure compliance with regulatory requirements and that these controls are operating effectively;

6.	to develop a calendar of activities to be undertaken by the Committee for each ensuing year and to submit the calendar in the appropriate format to the Board; and

7.	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing practices

G.	In the carrying out of its responsibilities, the Committee has the authority:

1.	to engage independent counsel and other advisors at the expense of the Corporation, as may be appropriate in the determination of the Committee

2.	to set and pay the compensation for any advisors employed by the Committee; and

3.	to communicate directly with the internal auditors, if any, and the external auditors.

H.     The Committee may delegate to one or more independent members the authority to preapprove non-audit services, so long as the pre-approval is presented to the full Committee at its first scheduled meeting following such pre-approval.

FORWARD SCHEDULE

The following schedule provides a planning guide for the Committee’s activities:

Item/Fiscal Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Review Audit Committee Terms of Reference		✓
Review Annual Financial Statements	✓
Review Management Letter	✓
Review Interim Financial Statements		✓	✓	✓
Review Risk Management Issues and Processes	✓	✓	✓	✓
Recommend Auditor and compensation		✓
Review Scope of Audit		✓
Review Auditor’s Fees	✓	✓
Meet Independently with Auditors	✓	✓	✓	✓
Self-Assessment	✓

SCHEDULE C
FORM OF PROXY

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

000001
Mr A Sample
Designation (if any)		Security Class
Add1		COMMON SHARES
Add2
add3		Holder Account Number
add4
add5		C1234567890	IND
add6

___

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Form of Proxy - Annual General Meeting to be held on November 9, 2017

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

___

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8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 AM, Mountain Time, on November 7, 2017.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

CPUQC01.E.INT/000001/i1234
01CP4A

Appointment of Proxyholder
I/We being holder(s) of Niocorp Developments Ltd. hereby appoint: Mark A. Smith, President, Chief Executive Offi cer and Executive Chairman of the Company, or failing him, John F. Ashburn, Jr., Vice-President, General Counsel and Corporate Secretary of the Company,	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Niocorp Developments Ltd. to be held at 7800 E Tufts Ave., Denver, CO, 80237, on November 9, 2017 at 10:00 AM, Mountain Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. Number of Directors	☐	☐	☐
To set the number of Directors at six.

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2. Election of Directors
To elect the following nominees as Directors:
	For	Withhold		For	Withhold		For	Withhold

01. Mark A. Smith	☐	☐	02. Joseph A. Carrabba	☐	☐	03. Michael Morris	☐	☐

04. David C. Beling	☐	☐	05. Anna Castner-Wightman	☐	☐	06. Nilsa Guerrero-Mahon	☐	☐

	For	Withhold
3. Appointment of Auditors
To appoint BDO USA, LLP Certified Public Accountants as Auditors of the Company for the ensuing year and authorize the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. Long-Term Incentive Plan
To pass the following resolution:
BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
1. The Long-Term Incentive Plan, substantially as described in and appended to the Company’s Information Circular in respect of the Company’s 2017 Annual General Meeting of Shareholders (the “Meeting”), is hereby authorized and approved to be effective from the date of the Meeting.	☐	☐	☐
2. All unallocated entitlements under the Long-Term Incentive Plan, as amended from time to time, be and are hereby approved and authorized, and the Company shall be permitted to grant awards thereunder until November 9, 2020.
3. Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.

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	Signature(s)	Date
Authorized Signature(s) - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Interim Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above fi nancial report(s) by mail at www.computershare.com/mailinglist.

01CP5B